Exhibit 2.1




                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

         This Merger Agreement and Plan of Reorganization is entered into as of this 8th day of June, 1999 (this "Agreement"), by and among InfoAmerica, Inc., a Colorado corporation, (hereinafter "IFOA" or "Acquiror"); RWC Communications, Inc., a California corporation, ("RWC"), D&K Communications, Inc., a California corporation, ("D&K") and DL Hawk Communications, Inc., a California corporation, ("DL", together with RWC and D&K are sometimes collectively called the "Acquiree Corporations"); Richard W. Clark ("Clark") and Richard Lubic ("Lubic", each of Clark and Lubic is sometimes referred to herein individually as a "Seller" and sometimes collectively as the "Sellers"); and Paul Knight ("Knight") and Larry Salmen ("Salmen", each of Knight and Salmen is sometimes referred to herein individually as a "Buyer" and sometimes collectively as the "Buyers").


                                    RECITALS

         WHEREAS, RWC, D&K and DL constitute and operate DDD Cablevision, Ltd., a California partnership, which operates a cable television system in Tehachapi, California; and

         WHEREAS, IFOA, is a reporting public company under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), engaged in the creation and selling of order entry software programs; and

         WHEREAS, IFOA will establish three separate California corporations, each of which is a wholly owned subsidiary of IFOA (tentatively known as "IFOA-RWC, Inc.", "IFOA-D&K, Inc." and "IFOA-DL, Inc."; and collectively known as "Merger Subsidiaries"); and

         WHEREAS, in order to facilitate the acquisition of DDD by IFOA, the parties intend to concurrently cause RWC to merge with and into IFOA-RWC, Inc., D&K to merge with and into IFOA-D&K, Inc. and DL to merge with and into IFOA-DL, Inc. (collectively, the "Merger Transactions"), in accordance with applicable laws so that the mergers qualify as a tax free reorganization pursuant to
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").
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         NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the legal sufficiency and receipt of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT
                                    ARTICLE I
                   PLAN OF REORGANIZATION; EXCHANGE OF SHARES


         1.1 PLAN OF REORGANIZATION. The Sellers are the owners of all of the issued and outstanding common stock of Acquiree Corporations. It is the intention of the parties hereto that all of the issued and outstanding shares of common stock of the Acquiree Corporations (the "Acquiree Shares") shall be acquired by the Acquiror as a result of the Merger Transaction solely in exchange for shares of Acquiror's common stock (the "Common Stock"). It is the further intention of the parties hereto that this entire transaction qualify as a tax-free reorganization under Section 368(a)(1)(A) of the Code.

         1.2 MERGER. All of the parties hereto agree to treat the Merger Transactions as a tax-free reorganization under Section 368(a)(1)(A) of the Code and the regulations promulgated thereunder including, without limitation, reporting each of the Merger Transactions as such a tax-free reorganization in all filings (including, without limitation, anticipated federal, state, municipal and other tax returns) with any governmental agency or regulatory body and shall not take any action, directly or indirectly, which is inconsistent with such treatment.

         1.3 EXCHANGE OF SHARES. The Acquiror and the Sellers agree that upon the effectiveness of the Merger Transactions, the Merger Subsidiaries will acquire all of the issued and outstanding shares of capital stock of RWC, D&K and DL solely in exchange for 13,834,000 shares of the Acquiror's Common Stock, which will be allocated among the Sellers in each of the Merger Transactions as shall be designated by Clark and Lubic not later than five (5) business days prior to the closing of the Merger Transactions in accordance with this Agreement (the "Closing"). The shares of Acquiror's Common Stock to be received as a result of the Merger Transactions are sometimes referred to as the "Acquiror Shares". All numerical references to shares of the Common Stock of IFOA in this Section 1.3 are before giving effect to the 1 for 2 reverse stock split referred to in Section 7.5 hereof.

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               (a) The Acquiror Shares will be delivered to the Sellers on the
Closing Date (as hereinafter defined) in exchange for the shares of the Acquiree Corporations owned by them which will be acquired by the Merger Subsidiaries as a result of the Merger Transactions. The Sellers agree that they will hold such Acquiror Shares for investment purposes and not for public distribution and agree that the Acquiror Shares shall be "restricted shares", as that term is defined in Rule 144 of the Rules and Regulations of the Securities Act of 1933, as amended (the "Securities Act").

               (b) Unless and until the Acquiror Shares are registered under the Securities Act, or until the restrictions under Rule 144 lapse, neither of the Sellers shall be entitled to transfer all or any of the Acquiror Shares to any person or party, unless such Seller first provides IFOA with an opinion of counsel reasonably acceptable to IFOA that the proposed transfer is exempt from registration under the Securities Act and other applicable securities laws. IFOA shall be entitled to place a restrictive legend on all certificates evidencing ownership of the Acquiror Shares that provides notice of the provisions of this
Section 1.3(b) and other applicable provisions of this Agreement, which shall be substantially in the form of Exhibit A attached hereto. 1.4 CLOSING. Consummation of the transactions contemplated in this Agreement will occur on the day that is the later to occur of the following: (i) the first business day following the expiration of the required ten (10) day notice to be sent to the shareholders of IFOA advising them of the intended change in the composition of IFOA's Board of Directors; (ii) the conditions to the actions required under
Article VI hereof and the actions required under Article VIII hereof have been completed or waived; and (iii) all filings with the Secretary of State of the State of California necessary to consummate and give effectiveness to the Merger Transactions shall have been completed (the "Closing Date"), and shall take place at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036, at 9:00 a.m., or at such other time and location as is mutually agreeable to each of the parties.

                                   ARTICLE II
                        DELIVERIES BY IFOA AT THE CLOSING

         2.1 DELIVERIES BY IFOA. In addition to all other items required to be delivered by IFOA at the Closing under this Agreement, IFOA shall deliver the following items to the Sellers:

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               (a) the Acquiror Shares by delivery to the Sellers of one or more share certificates (in such denominations as shall be specified by the Sellers) evidencing ownership thereof in the name of each Seller; each such certificate to bear a restrictive legend as provided for in Section 1.3(b) hereof;

               (b) a certified copy of IFOA's articles of incorporation, as amended, as filed with the Secretary of State of Colorado, together with a certificate of IFOA's Secretary, confirming that the Acquiror Shares have been duly issued as required in this Agreement; and a certified copy of the articles of incorporation for each of the Merger Subsidiaries.

               (c) a current Certificate of Good Standing of IFOA, issued by the Secretary of State of Colorado and current Certificates of Good Standing for each of the Merger Subsidiaries issued by the Secretary of State of California;

               (d) all of the corporate records of IFOA, including, without limitation, the following: certified copies of IFOA's by-laws (as amended through the Closing Date), complete minute books and a copy of IFOA's stockholders ledger as of a date five (5) business days before the Closing Date and certified copies of the by-laws of the Merger Subsidiaries;

               (e) (i) a quarterly financial statement (unaudited and in the format of a Form 10-QSB) dated as of September 30, 1998 and prepared by IFOA's Chief Financial Officer or accountant in accordance with generally accepted accounting principles consistently applied in form and substance reasonably acceptable to the Sellers; (ii) a true, correct and complete copy of the Annual Report of IFOA on Form 10-KSB for the fiscal year ended December 31, 1998 as filed by IFOA with the Securities and Exchange Commission (the "SEC"), together with a certification by the Chief Financial Officer of IFOA that such Annual Report was timely filed with the SEC in connection with the Exchange Act and the rules and regulations thereunder; (iii) a copy of the Company's Form 10-QSB for the period ended March 31, 1999; and (iv) a certificate from the president of IFOA confirming that there has been no material adverse change in business assets, property or condition (financial or otherwise) of IFOA since December 31, 1998;

               (f) certificates of the Secretary and the President of IFOA verifying the accuracy and authentication of all corporate records, financial records, other materials or documents of IFOA delivered or provided by IFOA to the Sellers at or prior to the Closing, and

                                      -4-

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confirming the accuracy and truthfulness on the Closing Date of all representations and warranties of IFOA contained herein and therein;

               (g) resignation from all of the members of the board of directors of IFOA and each of the Merger Subsidiaries shall be seriatum, and election in their place and stead of nominees designated by Sellers, and resignations of all officers of IFOA and the Merger Subsidiaries shall resign, in each case effective as of the Closing;

               (h) certified copies of resolutions of the board of directors of IFOA and the Merger Subsidiaries authorizing execution, delivery and performance of this Agreement and all agreements, documents, certificates of stock and other items to be delivered by IFOA and the Merger Subsidiaries, as applicable, pursuant to this Agreement and in connection with the consummation of Merger Transactions and the other transactions contemplated by this Agreement;

               (i) a legal opinion of IFOA's counsel addressed to the Sellers in form and substance reasonably satisfactory to the Sellers;

               (j) copies of all contracts, loan agreements, memoranda and other documents or instruments (involving or potentially involving $5,000 or more) to which IFOA is a party or by which it is bound or to which it or any of its assets is subject;

               (k) copies of the Certificates of Merger in order to effectuate the Merger Transactions, duly executed by IFOA and each of the Merger Subsidiaries, as applicable, in the form that will be concurrently filed with the Secretary of State of the State of California;

               (l) the Indemnification Agreement in the form of Exhibit B attached hereto (the "Indemnification Agreement"), duly executed by IMED Management Corporation, Mr. Paul Knight and Mr. Larry Salmen and the delivery to Parker Chapin Flattau & Klimpl, LLP, as escrow agent (the "Escrow Agent") of certificates representing 30,000, 25,000 and 25,000 shares of the Acquiror's Common Stock, to be held by the Escrow Agent to satisfy a potential indemnification obligation under the Indemnification Agreement; and

               (m) such other documents and instruments as may be reasonably requested by the Sellers.

         2.2 OTHER DOCUMENTS AND INSTRUMENTS. It shall also be a condition of the Closing that IFOA shall deliver any and all such other documents and instruments of conveyance, assignment and transfer, and other items, as may be reasonably requested or necessary in order to vest

                                      -5-

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good and marketable title to the Acquiror Shares, in and to the Sellers, on the
Closing Date. All instruments and other documents or instruments exchanged by the parties shall be in form as needed to effectuate and consummate the Merger Transactions and the other transactions contemplated by this Agreement or to evidence the same, and shall include any third party consents to the Merger Transactions and the other transactions contemplated hereby that may be required by the provisions of any contracts, agreements or obligations to which IFOA or any of the Merger Subsidiaries, as the case may be, is a party, or by which IFOA or any of the Merger Subsidiaries, as the case may be, or any of their respective properties and assets are bound, or pursuant to which a change in the stock ownership of IFOA or any of the Merger Subsidiaries, as the case may be, is deemed to constitute an assignment or transfer requiring such consent or approval, except as to such assets as are to be sold to Knight and Salmen pursuant to the Agreement in the form thereof attached hereto as Exhibit C (the "Spin-Off Agreement").

                                   ARTICLE III
                    DELIVERIES BY THE SELLERS AT THE CLOSING

         3.1 DELIVERIES BY THE SELLERS. In addition to all other items required to be delivered by the Sellers at the Closing under this Agreement, at the Closing the Sellers shall deliver the following items to IFOA:

               (a) 100% of the outstanding capital stock of RWC, D&K and DL, by delivery to the Merger Subsidiaries of one or more share certificates evidencing ownership of the stock of said corporations, endorsed by Sellers, or with duly executed blank stock powers signed by the officers of each of RWC, D&K and DL;

               (b) certified copies of each of the articles of incorporation of each of RWC, D&K and DL;

               (c) a current Certificate of Good Standing of each of the Acquiree Corporations, issued by the Secretary of the State of California as well as by the Secretary of the State of any other jurisdiction in which the Acquiree Corporations are authorized to conduct business;

               (d) corporate records of each of the Acquiree Corporations consisting of at least the following: copies of the By-laws of each of the Acquiree Corporations and minute books;

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               (e) a balance sheet of DDD dated as of December 31, 1998 prepared by the controller or accountant of the Acquiree Corporations in accordance with generally accepted accounting principals consistently applied;


               (f) certificates of the Secretary and the Vice President or the President of the Acquiree Corporations verifying the accuracy and authenticity of all corporate records, financial statements and other materials or documents pertaining to the Acquiree Corporations delivered or provided by the Sellers at the Closing, and confirming the accuracy and truthfulness on the Closing Date of all representations and warranties of the Sellers and the Acquiree Corporations as contained herein and therein, that there has been no material adverse change in the financial condition of any of the Acquiree Corporations or DDD since December 31, 1998;

               (g) certified copies of resolutions of the board of directors of RWC, D&K and DL authorizing the execution, delivery and performance of this Agreement by such companies and the consummation of the Merger Transaction and the other transactions contemplated hereby;

               (h) a legal opinion of legal counsel for the Acquiree Corporation, addressed to IFOA in form and substance reasonably satisfactory to IFOA;
               (i) copies of the Certificates of Merger, duly executed by the Sellers and the Acquiree Corporation, as applicable, in the form that will be filed with the Secretary of State of the State of California; and

               (j) the Indemnification Agreement duly executed by IFOA, Knight, Salmen and IMED and the Escrow Agent.

         3.2 OTHER DOCUMENTS AND INSTRUMENTS. The Acquiree Corporations shall also deliver to IFOA any and all such other documents and information and such other items regarding the Acquiree Corporations and DDD, as may be reasonably requested by IFOA or necessary in order to provide IFOA with material information about the business and affairs of the Acquiree Corporations and DDD on or prior to the Closing Date. All instruments and other documents or instruments exchanged by the parties shall be in the form as needed to effectuate the Merger Transactions and the other transactions contemplated by this Agreement or to evidence the same, and shall include any third party consents to the transactions contemplated hereby that maybe required by the provisions of any contracts, agreements or obligations to which the Acquiree

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Corporations and DDD are a party or pursuant to which a change in the stock ownership of the Acquiree Corporations is deemed to constitute an assignment or transfer requiring such consent or approval.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF IFOA

         IFOA hereby represents and warrants to the Sellers and the Acquiree Corporations, and covenants for the benefit of the Sellers and the Acquiree Corporations, that the representations and warranties set forth in this Article IV are true, correct, accurate and complete in all respects as of the date of this Agreement, and that the same will be true, correct, accurate and complete in all respects on and as of the date of the Closing Date, as though made on the Closing Date, except to the extent any such representations and warranties expressly relate to an earlier date. The representations and warranties set forth in this Article IV shall be modified by and shall be deemed to include the information expressly set forth in the IFOA Disclosure Schedule attached hereto (the "IFOA Disclosure Schedule"), which is incorporated herein by reference and made a part of this Agreement. The IFOA Disclosure Schedule will be arranged in paragraphs and subparagraphs that correspond to the designation of sections set forth in Article V.

         4.1 ORGANIZATION OF IFOA. IFOA is a corporation that is duly organized and validly existing and in good standing under the laws of the State of Colorado and is qualified as a foreign corporation and is in good standing in such other jurisdictions in which the nature of its business requires it to be authorized to qualify as a foreign corporation. The Merger Corporations have been duly organized and are validly existing and in good standing under the laws of the State of California.

         4.2 AUTHORIZATION OF TRANSACTION. IFOA and each of the Merger Subsidiaries has full actual and legal corporate power and corporate authority to execute, deliver and perform this Agreement and to consummate the Merger Transactions and the other transactions contemplated hereby, and execution, delivery and performance of this Agreement and the consummation of the Merger Transactions and the other transactions contemplated hereby have been authorized and approved by the Board of Directors of IFOA and each of the Merger Subsidiaries, as applicable.

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         4.3 ENFORCEABLE OBLIGATION. This Agreement constitutes the legal, valid and binding obligation of IFOA and each of the Merger Subsidiaries, enforceable against IFOA and each of the Merger Subsidiaries, as applicable, in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors rights generally, and to general equitable principles.

         4.4 NON-CONTRAVENTION. Neither the execution, delivery and performance of this Agreement, nor the consummation of each of the Merger Transactions and the other transactions contemplated hereby by IFOA and each of the Merger Subsidiaries, as applicable, will (i) violate any law, regulation, rule, judgement, order, decree, stipulation, injunction or other restriction of any government, government agency or regulatory authority, or any order of any court to which IFOA, any of the Merger Subsidiaries or any of the Acquiror Shares are subject or any provision of the articles of incorporation or by-laws or similar governing rules or documents of IFOA or any of the Merger Subsidiaries, as the case may be, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any law, regulation or rule or under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement, mortgage or instrument of indebtedness or under any other arrangement to which IFOA or any of the Merger Subsidiaries, as the case may be, is a party or by which IFOA or any of the Merger Subsidiaries, as the case may be or any of the Acquiror Shares are bound or to which IFOA or any of the Merger Subsidiaries, as the case may be, or any of the Acquiror Shares is subject (iii) nor result in this imposition of any lien, encumbrance, claim or security interest in, to or affecting any of the properties or assets of IFOA or any of the Merger Subsidiaries, as the case may be (except for those assets being acquired by Messrs. Knight and Salmen pursuant to the Spin-Off Agreement with respect to which any such lien, encumbrance, claim or security interest is being assumed by them), or any of the Acquiror Shares. None of IFOA or any of the Merger Subsidiaries, as the case may be, is required to furnish any notice to, make any filing with, or obtain any authorization, consent or approval of any federal, state or local government or governmental agency or regulatory authority in order for IFOA or any of the Merger Subsidiaries, as the case may be, to execute, deliver and perform this Agreement and to consummate the Merger Transactions and the other transactions contemplated by this Agreement nor would the failure to do so have a material adverse effect on the ability of IFOA or any

                                      -9-

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of the Merger Subsidiaries, as the case may be, to consummate the Merger
Transactions or the other transactions contemplated by this Agreement or have an adverse affect on any of the Acquiror Shares.


                       4.5      THE ACQUIROR SHARES.

               (a) Schedule 4.5(a) sets forth as of the date hereof the number of issued and outstanding shares of IFOA Common Stock. All outstanding shares of IFOA are duly authorized, validly issued, fully paid and non-assessable.

               (b) As of the Closing Date the Acquiror Shares will be duly and validly issued and will be fully paid and non-assessable and the Sellers will acquire legal and beneficial ownership to the Acquiror Shares free and clear of all liens, mortgages, claims or other encumbrances of any kind or nature whatsoever. The Acquiror Shares will be restricted stock consistent with Section
1.3 of this Agreement. Title to the Acquiror Shares will be in the name of the Sellers in the official records of IFOA and in the records of IFOA's stock transfer agent. Schedule 4.5(b) attached hereto sets forth a true, correct and complete listing of capitalization of IFOA after giving effect to the Merger Transactions and the other transactions contemplated by this Agreement.

               (c) There are no outstanding warrants, options, convertible securities or other interests or rights pre-emptive or otherwise to acquire any class of securities of IFOA, other than those which are set forth on Schedule 4.5(c). All outstanding options will be terminated prior to the Closing, at no cost to IFOA, and no additional securities of IFOA will be issued prior to the Closing.

         4.6 LITIGATION. Neither IFOA nor any of the Merger Subsidiaries is subject to any unsatisfied judgement, order, decree, stipulation, injunction, or charge nor is it a party to, or to the best of IFOA's knowledge, threatened to be made a party to any charge, complaint, action, suit, hearing, investigation or other proceeding of or in any court or quasi-judicial or administrative agency of any federal, state, or local jurisdiction or before any arbitrator that relates in any way, directly or indirectly, to the transactions contemplated in this Agreement or could have a material adverse affect on the business, assets, properties or condition (financial or otherwise) of IFOA or any of the Merger Subsidiaries, as the case may be.

         4.7 MATERIAL INFORMATION. At or prior to the Closing IFOA will deliver to Sellers the IFOA Disclosure Schedule as well as IFOA's Annual Report on Form 10-KSB for its fiscal years ended December 31, 1997 and 1998, respectively, and its Quarterly Report on Form 10-QSB

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filed with the SEC for each of the first three quarters of 1998 and the first quarter of 1999, each such Report provides the Sellers with all material, financial and other information concerning IFOA as of the date of the applicable Report and each such Report is true, correct and complete and comply with applicable requirements of the Exchange Act. As of the date of this Agreement and as of the Closing Date, no representation or warranty by IFOA, nor any statement or certificate furnished or to be furnished to the Sellers pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the representation, warranty, statement or certificate not misleading.


         4.8 DOCUMENTATION. Prior to the Closing, IFOA will deliver to the Sellers, materially correct, accurate and complete copies of all of the contracts, agreements and documents which are in the amount of $5,000 or relate to IFOA, the Acquiror Shares in any way and to which IFOA will be a party following the Closing Date. As to each such contract, agreement, or document (collectively, each an "IFOA Contract"):

               (a) except as otherwise noted on the IFOA Disclosure Schedule, each IFOA Contract is the legal, valid, binding and enforceable obligation of the parties thereto, enforceable against such parties in accordance with their terms;

               (b) IFOA is not in breach or default under any such Contract and, to the knowledge of IFOA, no other party to any IFOA Contract is in breach or default, of any such Contract, nor has any event occurred with respect to IFOA which with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration of any IFOA Contract;

               (c) to the knowledge of IFOA, no party to any IFOA Contract has repudiated, breached or anticipatorily breached any provision thereof, nor is there any reason to believe that any such event is likely to occur or may occur in the future;

               (d) to the knowledge of IFOA there are no disputes, oral agreements or forbearance programs in effect with respect to any IFOA Contract; and

               (e) IFOA has not assigned, transferred, conveyed, mortgaged, deeded in trust, granted a security interest in or otherwise encumbered its interest in any IFOA Contract.

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         4.9 LEGAL COMPLIANCE.

               (a) IFOA has complied in all material respects with all applicable federal, state and local laws and all applicable rules and regulations of any government agency or regulatory body, and no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand or notice has been filed or commenced against IFOA alleging any failure to comply with any such law, regulation or rule and, to the knowledge of IFOA, none is presently threatened.

               (b) IFOA has complied in all material respects with all applicable laws, rules and regulations relating to the employment and labor relations, employee civil rights and equal employment opportunities.

         4.10 RESTRICTED STOCK. IFOA understands that the shares of stock of the Acquiree Corporations are to be acquired for its own account for investment purposes and will not be registered with the SEC, and that transferability of the stock will be subject to the provisions and restrictions of state and federal securities laws and that a restrictive legend will be placed on each stock certificate as provided for in Section 1.3(b) hereof.

         4.11 THIRD PARTY CONSENTS. No third party consent is required to be obtained by IFOA in connection with its execution, delivery and performance of this Agreement or with respect to the consummation of the Merger Transactions and the other transactions contemplated in this Agreement.

         4.12 DUE DILIGENCE PERIOD. During the time period from the effective date of this Agreement until the Closing Date (the "Due Diligence Period"), the Sellers shall be entitled to investigate IFOA, review its files, visit IFOA's business premises and to talk with officers and employees of IFOA and to meet with any and all other third parties, public and private, and to perform such other due diligence reviews and investigations pertaining to the Merger Transaction and the other transactions contemplated in this Agreement as the Sellers determine is necessary or proper.

                                      -12-

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                                    ARTICLE V

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                     OF THE ACQUIREE CORPORATIONS AND SELLER

                  The Acquiree Corporations represent and warrant to IFOA and covenant for the benefit of IFOA that the representations and warranties set forth in this Article V below are true, correct, accurate and complete in all material respects as of the effective date of this Agreement, and that the same will be true, correct, accurate and complete on and as of the Closing Date as though made on the Closing Date, except to the extent any such representations and warranties expressly relate to an earlier date. The representations and warranties set forth in this Article V shall be modified by and shall be deemed to include the information expressly set forth in the Acquiree Corporations' Disclosure Schedule attached hereto (the "Acquiree Corporations' Disclosure Schedule"), which is incorporated herein and made a part of this Agreement. The Acquiree Corporations' Disclosure Schedule will be arranged in paragraphs and subparagraphs that correspond to the designation of subparagraphs below.

         5.1 ORGANIZATION OF THE ACQUIREE CORPORATIONS. Each of the Acquiree Corporations is a corporation that is duly organized, validly existing, and in good standing under the laws of the state of their respective jurisdictions of incorporation and each of them is qualified as foreign corporations and is in good standing in such other jurisdiction in which the nature of its business requires it to be authorized to qualify as a foreign corporation. The description of the Acquiree Corporations' Stock that is contained in Schedule
5.1 attached is a true, correct, complete and accurate description. The Sellers own 100% of all of the issued and outstanding stock of the Acquiree Corporations and, upon the effectiveness of the Closing, IFOA will acquire legal and beneficial ownership to such shares free and clear of liens, mortgages, claims or other encumbrances of any kind or nature whatsoever. There are no warrants, options, convertible securities or other interests or rights to acquire securities of the Acquiree Corporations. The Acquiree Corporations together own and operate DDD and are the only partners of DDD.

         5.2 AUTHORIZATION OF TRANSACTION. The Acquiree Corporations have full actual and legal corporate power and corporate authority to execute, deliver and perform this Agreement and to consummate the Merger Transaction and the other transactions contemplated hereby and the

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execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Board of Directors and Shareholders of the Acquiree Corporation.

         5.3 ENFORCEABLE OBLIGATION. This Agreement constitutes the valid, legal and binding obligation of the Acquiree Corporations and Sellers, enforceable against each of them in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or other laws of general application relating to or affecting creditors rights generally, and to general equitable principles.

         5.4 NON-CONTRAVENTION. Except as noted in the Acquiree Corporations' Disclosure Schedule, neither the execution and delivery of this Agreement by the Acquiree Corporations and Sellers, nor the consummation by any of them of the Merger Transactions and the other transactions contemplated hereby, will (i) violate any law, regulation, rule, judgement, order, decree, stipulation, injunction or other restriction of any government, governmental agency or regulatory body or any order of any court to which the Acquiree Shares or DDD or the Acquiree Corporations are subject, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any law, regulation or rule, or under any contract, lease, sublease, license, sublicense, franchise, (including, but not limited to, the franchise agreement or rights granted to DDD with respect to its Cable television operation) permit, indenture, agreement, mortgage or instrument of indebtedness or under any other arrangement to which the Acquiree Corporations or the Acquiree Shares or DDD are subject. Except as noted in the Acquiree Corporations' Disclosure Schedule, none of the Acquiree Corporations or the Sellers needs to give any notice to, make any filing with or obtain any authorization, consent, or approval of any governmental agency or regulatory body in order for the parties to consummate the Merger Transactions or the other transactions contemplated by this Agreement.

         5.5 DOCUMENTATION. Prior to the Closing, the Acquiree Corporations and DDD will deliver to IFOA true, correct, accurate and complete copies of all of the material contracts, agreements and documents that comprise or relate to the Acquiree Corporations, DDD or the Acquiree Shares in any way. As to each contract, agreement or document (collectively, each an "Acquiree Contract"):

               (a) except as noted in the Acquiree Corporations' Disclosure Schedule, each Acquiree Contract is the legal, valid, binding and enforceable obligation of the parties thereto enforceable against such parties in accordance with their terms;

               (b) to the knowledge of the Acquiree Corporations. no party to any Acquiree Contract is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration of such Acquiree Contract;

               (c) to the knowledge of the Acquiree Corporations, no party to any Acquiree Contract has repudiated, breached or anticipatorily breached any provision thereof, nor is there any reason to think that such is likely to occur or may occur in the future;

               (d) to the knowledge of the Acquiree Corporations, there are no disputes, oral agreements or forbearance programs in effect with respect to any Acquiree Contract; and

               (e) none of the Acquiree Corporations or DDD have assigned, transferred, conveyed, mortgaged, deeded in trust, granted a security interest in or otherwise encumbered its interest in ant Acquiree Contract.

         5.6 LITIGATION. None of the Acquiree Corporations or DDD are subject to any unsatisfied judgement, order, decree, stipulation, action, suit, hearing, investigation or other proceeding of or in any court or quasi-judicial or administrative agency of any federal, state or local jurisdiction or before any arbitrator that relates in any way, directly or indirectly, to the Merger Transactions and the other transactions contemplated by this Agreement or could have a material adverse effect on the business, assets, properties or condition (financial or otherwise) of the Acquiree Corporations or DDD, as applicable.

         5.7 LEGAL COMPLIANCE

               (a) The Acquiree Corporations and DDD have complied in all material respects with all applicable rules and regulations of any governmental agency or regulatory body, and no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand or notice has been filed or commenced against the Acquiree Corporations or DDD alleging any failure to comply with any such law, regulation or rule, and to the knowledge of the Acquiree Corporations, none is presently threatened.

               (b) The Acquiree Corporations and DDD have complied in all material respects with all applicable laws, rules and regulations relating to the employment, labor relations, employee civil rights, and equal employment opportunities.

         5.8 MATERIAL INFORMATION. As of the date of this Agreement and as of the Closing Date, no representation or warranty by the Acquiree Corporations, nor any statement or certificate furnished by the Acquiree Corporations to IFOA pursuant hereto or in connection with the Merger Transactions and other transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the representation, warranty, statement or certificate not misleading.

         5.9 REGISTRATION REPRESENTATIONS. The Sellers are acquiring the Acquiror Shares for the Sellers' account for investment purposes only and will not acquire with a view to the resale or other distribution thereof, in whole or in part. The Sellers are aware that as of the date of the Closing the Acquiror Shares will not be registered under the Securities Act and that IFOA provides no assurance that the Acquiror Shares will ever be registered under the Securities Act. Each of the Sellers is willing and able and agrees to bear the economic risk of investment in the Acquiror Shares for an indefinite period of time, and each is capable of bearing that risk. The Sellers represent that they are "Accredited Investors" as that term is defined in Regulation D of the Securities Act.

         5.10 THIRD PARTY CONSENTS. All third party consents required to be obtained by the Acquiree Corporations, DDD and the Sellers in order to consummate the Merger Transactions and the other transactions contemplated in this Agreement including any consents in connection with the cable television franchise are listed in the Acquiree Corporations' Disclosure Schedule.

         5.11 FINANCIAL STATEMENTS. Attached to this Agreement as Exhibit D are the financial statements of DDD as of June 30, 1998 as prepared by independent accountants and the financial statements of DDD as of December 31, 1998, as prepared by DDD's management (collectively, the "DDD Financial Statements"). The DDD Financial Statements have been prepared in accordance with generally accepted United States accounting principles ("GAAP") consistently applied and fairly present in all material respects the financial position of DDD as of the end of the period covered thereby. IFOA recognizes and understands that the Acquiree Corporations do not conduct any operations and only act as holding companies for their respective ownership of DDD. Since December 31, 1998, there has been no material change in the financial condition of DDD.

DDD has no liabilities, commitments or obligations, contingent or otherwise, not shown on the DDD Financial Statements, which, in accordance with GAAP, would be required to be set forth therein.

         5.12 OFFICERS AND DIRECTORS. The Sellers shall agree that subsequent to the Closing and for a period of at least one (1) year thereafter: (i) each will serve as a director of IFOA; (ii) Clark and Lubic will serve respectively as Chairman of the Board and Chief Executive Officer of IFOA; and (iii) the Company will continue to use the services of the transfer agent that it uses on the date hereof.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

                  6.1 Conditions Precedent to the Obligations of IFOA. The following are conditions precedent to the consummation of the Merger Transactions and the other transactions contemplated hereby by IFOA. Any condition listed below may be waived by IFOA at or prior to the Closing Date.

               (a) Delivery to IFOA of all information and materials required to be delivered under any provision of this Agreement;

               (b) Receipt of all necessary third party consents to be obtained by the Acquiree Corporations, DDD or the Sellers;

               (c) Performance by each of the Sellers of all of his obligations under this Agreement that are required to be performed prior to the Closing;

               (d) The representations and warranties by the Acquiree Corporations and Sellers contained in this Agreement shall be true and correct as of the Closing, except to the extent any such representation or warranty expressly relates to an earlier date;

               (e) Compliance with applicable conditions precedent required by
Article VII hereof;

               (f) Payment of certain expenses of IFOA relating to this Agreement, the Merger Transactions and the other transactions contemplated hereby which are set forth on Schedule 6.1(f) attached hereto shall be satisfied; and

               (g) the filing of all required Certificates of Merger.

         6.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLERS. The following are conditions precedent to consummate the Merger Transactions and the other transactions contemplated by this Agreement by the Sellers. Any condition listed below may be waived by the Sellers at or prior to the Closing.

               (a) Delivery to the Sellers of all information and materials required to be delivered by IFOA under any provision of this Agreement;

               (b) Receipt of all necessary third party consents to be obtained by the IFOA and the Merger Subsidiaries;

               (c) Performance by IFOA of all of its obligations under this Agreement that are required to be performed prior to the Closing;

               (d) Compliance with applicable conditions precedent required by
Article VII hereof;

               (e) The representations and warranties by IFOA contained in this Agreement shall be true and correct as of the Closing, except to the extent any such representation or warranty expressly relates to the earlier date;

               (f) The execution and delivery of the Indemnification Agreement by IMED, Knight and Salmen;

               (g) The filing of all required Certificates of Merger; and

               (h) The Voting Agreement (as hereinafter defined) and the Voting and Shareholder Agreement as hereinafter defined shall be executed and delivered by each of the parties hereto.

         6.3 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF IFOA AND SELLERS. All Exhibits and Schedules to the Agreement shall have been completed and furnished to both parties and shall be mutually satisfactory to both parties.

         6.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties contained in this Agreement shall survive the Closing and shall continue to be the obligations of the parties for a period of one (1) year after the date of the Closing.

                                   ARTICLE VII
               OTHER COVENANTS AND CONDITIONS TO THE TRANSACTIONS

         The following are conditions precedent to the obligation of Sellers and IFOA, as the case may be, to consummate the Merger Transactions and the other transactions contemplated by this Agreement and certain post-closing covenants.

                  7.1 TRANSFER OF ASSETS AND LIABILITIES TO SUBSIDIARY. Prior to the Closing IFOA will form a wholly-owned subsidiary named InfoAmerica/USA, Inc. (the "Subsidiary") and all assets of IFOA will be transferred to such Subsidiary and all of the liabilities of IFOA will be assumed by the Subsidiary, except for those assets and liabilities set forth on Schedule 7.1 attached hereto. At the Closing the Buyers will contemporaneously enter into an agreement with IFOA (the "Spin-Off Agreement") whereby the Buyers will (i) acquire all the issued and outstanding shares of the Subsidiary and (ii) will agree to indemnify IFOA for any and all liabilities of IFOA prior to the Closing and for any and all liabilities of the Subsidiary, other than obligations of IFOA to Knight and Salmen as employees of IFOA which will be released as part of the consideration for their acquisition of the Subsidiary, all in accordance with, and as more fully set forth in the form of Spin-Off Agreement attached hereto as Exhibit C (the "Spin-Off" Agreement). The Spin-Off Agreement shall be executed and delivered by the parties thereto at the Closing.

        The Subsidiary's officers and directors will be as follows:

              Name                      Position
              ----                      --------

              Paul Knight               President and Director

              Larry Salmen              Vice President, Secretary, Treasurer and
                                        Director

         7.2 MANAGEMENT OF SUBSIDIARY. Prior to the Closing, the Sellers agree that they will not directly or indirectly take any action, or allow or cause IFOA to take any action, which would change any of the officers and/or directors of the Subsidiary or cause the Subsidiary to enter into any transaction which was not approved by the Subsidiary's directors or which is inconsistent with the transactions contemplated by this Agreement.

         7.3 TERMINATION OF EMPLOYMENT AND OTHER AGREEMENTS. As set forth in the Spin-Off Agreement, all employment, stock option and other compensation or other employee benefit agreements of or relating to IFOA shall have been terminated on or before the Closing with no future obligation with respect thereto to any present employee, officer, director or shareholder of IFOA, all of which shall have been released to the satisfaction of the Sellers.

         7.4 ASSUMPTION OF IFOA INDEBTEDNESS. The Buyers and the Subsidiary shall assume, jointly and severally, all debts, whether known or unknown, absolute or contingent, together with all liens and encumbrances, and leases for real or personal property identified or set forth in Exhibit D annexed hereto (which IFOA and Buyers represent and warrant is a true, correct and complete listing of such debts, liens, encumbrances and leases) (collectively, the "Assumed Debts") and IFOA shall no longer have any responsibility or liability therefor and each of them shall indemnify and hold harmless IFOA, its subsidiaries and affiliates, and their respective post-closing directors, officers, employees and representatives, and the estate, heirs, successors and assigns of each of them (each an "Indemnified Party") from and against all claims, actions, suits or other proceedings, liabilities, losses, damages, penalties, costs (including, without limitation, interest) and expenses (including, without limitation, attorneys' fees and expenses) (collectively, "Losses") incurred based upon or relating to such Assumed Debts. The indemnification obligation in the preceding sentence shall survive for period of one (1) year following the Closing.

         7.5 ISSUANCE OF SHARES FOR SERVICES. Contemporaneous with the Closing, the newly constituted Board of Directors of IFOA shall issue shares of its Common Stock to those persons in the amounts set forth on Exhibit E attached hereto as payment for financial, consulting and other services rendered in connection with the transactions contemplated hereby, which issuance shall have been approved by the newly constituted Board of Directors of IFOA immediately following the Closing.

         7.6 VOTING AGREEMENTS. Contemporaneous with the Closing: (a) Messrs. Clark and Lubic shall enter into a Voting Agreement in the form annexed hereto as Exhibit F (the "Voting Agreement") which shall give Clark the right to vote the shares of Common Stock of IFOA issued to Lubic pursuant to this Agreement and (b) those persons who are to be issued shares of Common Stock of IFOA as set forth on Schedule 7.7 attached hereto will enter into a Voting and Shareholders Agreement (the "Voting and Shareholders Agreement") in the form annexed hereto as Exhibit G which shall give Clark the right to vote a portion of the shares of IFOA Common Stock issued to them and which imposes certain restrictions on the sale or transfer of such shares based on meeting certain criteria.

         7.7 TAXES. (a) The Buyers shall cooperate with IFOA and the Sellers regarding the tax treatment of the Merger Transactions and the other transactions contemplated hereby including, without limitation, in connection with the filing of all federal, state and local tax returns. In furtherance of the foregoing, the Buyers and the Subsidiary shall not engage in any post-closing tax matter that could have an impact on the pre-closing period or the tax treatment of the Merger Transactions and the other transactions contemplated hereby (including, without limitation, the filing of the tax returns and participation in audits) without obtaining the prior written consent of the Sellers, which consent shall not be unreasonably withheld or delayed.

               (b) From the date of the effectiveness of this Agreement through the Closing Date, IFOA shall not make, amend or terminate any tax election or change any tax accounting method, practice or procedure without the Sellers' prior written consent.

               (c) All post-closing tax returns relating to the business and operations of IFOA shall be filed by IFOA, and the Buyers shall not participate in the preparation or filing of such tax returns. The Buyers shall be responsible for filing any tax returns required to be filed relating to any excise, sales, use, real or personal property or other transfer or recording taxes relating to the spin-off of the Subsidiary for the issuance of the stock to the Sellers and paying any taxes which may be payable as a result thereof.

                                  ARTICLE VIII
                                     CLOSING

         8.1 ACTIONS TO BE TAKEN. At the Closing the following actions shall be taken:

               (a) IFOA shall confirm that the deliveries by Sellers set forth in Article III herein have been completed and are satisfactory and all conditions precedent to IFOA's obligation to consummate the Merger Transactions and the other transactions contemplated by the Agreement have been satisfied.

               (b) The Sellers shall confirm that deliveries by IFOA set forth in Article II herein have been completed and are satisfactory and all conditions precedent to the Sellers' and the Acquiree Corporations' obligation to consummate the Merger Transactions and the other transactions contemplated by this Agreement have been satisfied.

               (c) The then present officers and directors of IFOA shall resign seriatim and shall be replaced with those persons designated by Sellers.

               (d) The Merger Transactions shall be consummated and the Certificates of Merger shall be filed with the Secretary of State of California.

               (e) IFOA shall complete the transfer of the Subsidiary to Buyers and Buyers shall deliver the consideration therefore to IFOA as provided for in the Spin-Off Agreement.

               (f) IFOA shall issue the Acquiror Shares to the Sellers as the merger consideration to the Sellers in the Merger Transactions in exchange for all of the issued and outstanding shares of capital stock of the Acquiree Corporations.

         8.2 OPERATION OF BUSINESS. Between the date of this Agreement and the Closing, IFOA shall continue to operate the business in the ordinary course and consistent with past practices, and shall not engage in any transaction which is not in the ordinary course of business or which is inconsistent with any of the representations, warranties or covenants set forth herein.

                                   ARTICLE IX
                               GENERAL PROVISIONS

         9.1 COSTS AND FEES. If any party or parties breaches any provision of this Agreement, the breaching party or parties agrees to pay the non-breaching party or parties all reasonable attorneys' fees and expenses, expert witness fees, investigation costs, costs of tests and analysis, travel and accommodation expenses, deposition and trial transcript costs, court costs and other costs and expenses incurred by the non-breaching party in enforcing this Agreement and/or preparing for legal or other proceedings, at the trial or appellate level, whether or not such proceedings are instituted. If any legal or other proceedings are instituted, the party prevailing in any such proceeding shall be paid all of the aforementioned costs, expenses and fees, by the other party, and if any judgment is secured by such prevailing party, all such costs, expenses and fees shall be included in such judgment. References in this paragraph to "legal proceedings" refer to the arbitration proceedings contemplated hereby and proceedings to enforce the decision of the arbitrator or arbitrators.

         9.2 WAIVER. No delay by a party in exercising any right or remedy shall constitute a waiver of a party's rights under this Agreement, and no waiver by any party of the breach of any covenant of this Agreement by the other shall be construed as a waiver of any proceeding or succeeding breach of the same or any other covenant or condition of this Agreement.

         9.3 BROKER. Each party represents to the other that such party has not dealt with any other person acting as a broker in connection with this transaction other than Edwin Lonergan. The Broker's commission shall be paid pursuant to a separate agreement, a true correct and complete copy of which is attached hereto as Exhibit H.

         9.4 TERMINATION. This Agreement may, by notice given prior to or at the Closing, be terminated:

               (a) by either IFOA or the Sellers if a material breach of any provision of this Agreement is committed by the Sellers and/or the Acquiree Corporations, in the case of IFOA, and IFOA, in the case of the Sellers, and such breach is not to be waived;

               (b) (i) by IFOA if any of the conditions in Sections 6.1 and 6.3 of Article VI have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of IFOA or the Buyer, to comply with any of their respective obligations under this Agreement) and IFOA has not waived such condition on or before the Closing Date; or (ii) by Sellers, if any of the conditions in Sections 6.2 and 6.3 of Article VI have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Sellers to comply with any of their respective obligations under this Agreement) and IFOA has not waived such condition on or before the Closing Date;

               (c) by mutual consent of IFOA and Sellers; or

               (d) by either IFOA or Sellers if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before June 15, 1999, or such later date as the parties may mutually agree upon in writing.

         9.5 NOTICES. No notice, consent, approval or communication provided for herein or given in connection herewith shall be validly given, made, delivered or served unless it is in writing and delivered personally, sent by overnight courier, or sent by registered or certified United States mail, postage prepaid, with return receipt requested, to the addresses for each party set forth below. Any party hereto may from time to time change its address by notice to the other parties given in the manner provided herein. Notices, consents, approvals and communications by mail in the United

States mail in the manner provided above or upon delivery to the respective addresses set forth above if delivered personally or sent by overnight courier. Addresses of the parties are the following:

To IFOA:

                  InfoAmerica, Inc.
                  2600 Canton Court
                  Suite G
                  Fort Collins, CO  80525

To the Sellers:

                  Mr. Richard W. Clark
                  3003 West Olive Avenue
                  Burbank, CA  91505-4590

                  Mr. Richard Lubic
                  c/o Country Cable
                  Box 4400-123
                  S.R. 3
                  Tehachapi, CA  93561

With a copy to:

                  Parker Chapin Flattau & Klimpl, LLP
                  1211 Avenue of the Americas
                  New York, NY  10036-8735
                  Attention:  Martin Eric Weisberg, Esq.

To the Buyer:

                  Mr. Paul Knight
                  InfoAmerica, Inc.
                  2600 Canton Court, Suite G
                  Fort Collins, Colorado 80525

With a copy to:

                  Alan W. Peryam, Esq.
                  1120 Lincoln Street, Suite 1000
                  Denver, CO  80203

To the Buyer:

                  Mr. Larry Salmen
                  InfoAmerica, Inc.
                  2600 Canton Court, Suite G
                  Fort Collins, Colorado 80525

With a copy to:

                  Alan W. Peryam, Esq.
                  1120 Lincoln Street, Suite 1000
                  Denver, CO  80203

         9.6 INTERPRETATION AND TIME. The captions of the sections of this Agreement are for convenience only and shall not govern or influence in the construction or interpretation hereof. This Agreement is the result of negotiations among the parties and, accordingly, shall not be construed for or against any party regardless of which party drafted this Agreement or any portion thereof. Time is of the essence under this Agreement.

         9.7 SUCCESSORS AND ASSIGNS. All of the provisions hereof shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. This Agreement may not be assigned by any party hereto, without the prior written consent of the other parties hereto.

         9.8 NO PARTNERSHIP. This Agreement is not intended to, and nothing contained in this Agreement shall, create any partnership, joint venture or other similar arrangement among the parties. This Agreement is between independent contracting parties who have been advised by legal counsel of their own choosing about entering into this Agreement.

         9.9 FURTHER ASSURANCES. Each of the parties shall execute and deliver all such other documents and perform such other acts, in addition to execution and delivery of this Agreement, as are from time to time necessary in order to carry out the purposes, matters and transactions that are contemplated in this Agreement.

         9.10 INCORPORATION OF EXHIBITS. All Exhibits and Schedules attached to this Agreement are hereby incorporated herein by reference and form an integral part of this Agreement.

         9.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to the conflict of law provisions or principles of that State.

         9.12 DATE OF PERFORMANCE. If the date of performance of any obligations or the last day of any time period provided for herein should fall on a Saturday, Sunday or legal holiday, then said obligation shall be due and owing and said time period shall expire on the first day thereafter which is not a Saturday, Sunday or legal holiday. Except as may otherwise be set forth herein, any performance provided for herein shall be timely made if completed no later than 5:00 P.M., Pacific time, on the day of performance.

         9.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts. This Agreement may be signed by original signatures or by facsimile signatures. Any set of counterparts of this Agreement, whether facsimile or originals or both, showing signatures by all parties, taken together, shall constitute a single copy of this Agreement.

         9.14 RESOLUTION OF DISPUTES. In the event of any disputes among the parties as to their rights and obligations under this Agreement, including, but not limited to, any question as to whether or not a party has performed its obligations fully or remedied an alleged breach and any and all other disputes arising under this Agreement shall be resolved as follows:

               (a) The parties shall submit their dispute to at least four (4) hours of mediation in accordance with the mediation procedures of American Arbitration Association ("AAA"). Any mediation session shall be held in the City and State of New York.

               (b) In the event the dispute does not then settle within fifteen
(15) calendar days after the first mediation session, the parties agree to submit the dispute to binding arbitration which shall be held in the City and State of New York in accordance with the rules and procedures of the AAA (except as modified in this Agreement). The submission to arbitration hearing shall be no later than forty-five (45) calendar days after the first mediation session. The parties agree that arbitration shall be the exclusive means of resolving any such dispute.

               (c) The arbitrator or arbitrators conducting the arbitration hearing shall render the arbitration decision in writing, which writing shall explain the reasoning and basis for the decision. The decision of the arbitrator or arbitrators shall be conclusive and binding on the parties and not subject to any judicial review or appeal. The decision of the arbitrator or arbitrators may be enforced in any court of competent jurisdiction.

               (d) The parties agree to share equally the costs of mediation. However, if the dispute is settled through arbitration, the prevailing party shall be entitled to recover all costs and expenses incurred by the prevailing party, including, without limitation, reasonable attorneys' fees and expenses, to enforce its rights hereunder, in addition to any damages recovered, as provided in "Costs and Fees" above.

         9.15 RECITALS. The recitals set forth above are a part of this Agreement.

         9.16 JURISDICTION AND VENUE. Exclusive venue and jurisdiction over any legal proceeding to enforce a judgment of the arbitrator or arbitrators hereunder shall be in the federal and state courts located in New York County, New York.

         IN WITNESS WHEREOF, parties hereto have affixed their signatures on the date set forth to be effective as of the year and day first above written.


                                       InfoAmerica, Inc., a Colorado corporation

                                          By:/s/ Paul F. Knight
                                             -----------------------------------
                                             Name:  Paul F. Knight
                                             Title:  President


                                          D&K Communications, Inc.
                                          A California corporation

                                          By:/s/ Richard Lubic
                                             -----------------------------------
                                             Name:  Richard Lubic
                                             Title:  President


                                          DL Hawk Communications, Inc.
                                          A California corporation

                                          By:/s/ Richard Lubic
                                             -----------------------------------
                                             Name:  Richard Lubic
                                             Title:  President


                                          RWC Communications, Inc.
                                          A California corporation

                                          By:/s/ Richard W. Clark
                                             -----------------------------------
                                             Name:  Richard W. Clark
                                             Title:  President



                                          /s/ Richard W. Clark
                                          --------------------------------------
                                          Richard W. Clark, Seller


                                          /s/ Richard Lubic
                                          --------------------------------------
                                          Richard Lubic, Seller

                                          /s/ Paul Knight
                                          --------------------------------------
                                          Paul Knight, Buyer


                                          /s/ Larry Salmen
                                          --------------------------------------
                                          Larry Salmen, Buyer

                                                                       EXHIBIT A


                  The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the company.

                                                                       EXHIBIT B


                            INDEMNIFICATION AGREEMENT


                  INDEMNIFICATION AGREEMENT dated as of June 8, 1999 (this "Agreement"), by and among INFOAMERICA, INC., a Colorado corporation ("IFOA"), PAUL KNIGHT ("Knight"), LARRY SALMEN ("Salmen") and IMED Management Corporation, a Nevada corporation ("IMED", and IMED, Knight and Salmen, sometimes collectively, the "Indemnitors") and PARKER CHAPIN FLATTAU & KLIMPL, LLP, a New York limited liability partnership, as escrow agent (the "Escrow Agent").

                              W I T N E S S E T H:

                  WHEREAS, IFOA, Knight, Salmen, RWC Communications, Inc., a California corporation ("RWC"), D&K Communications, Inc., a California corporation ("D&K"), DL Hawk Communications, Inc., a California corporation ("DL"), Richard W. Clark and Richard Lubic are parties to a Merger Agreement dated as of the date hereof (the "Merger Agreement"), relating to the merger of RWC, D&K and DL into separate subsidiaries of IFOA (the "Merger"); and

                  WHEREAS, IFOA, Knight and Salmen are parties to an Agreement to Spin Off Subsidiary dated as of the date hereof (the "Spin Off Agreement"), pursuant to which Knight and Salmon are to acquire from IFOA all of the capital stock of IFOA's wholly-owned subsidiary, InfoAmerica/USA, Inc., a Colorado corporation ("USA"), into which IFOA had transferred all of the operating assets of IFOA related to the business of IFOA prior to the effectiveness of the Merger and which has assumed all of the liabilities of IFOA prior to the effectiveness of the Merger; and

                  WHEREAS, it is a condition precedent to the consummation of the Merger and the other transactions contemplated by the Merger Agreement that the Indemnitors indemnify IFOA from and against certain tax liabilities, to the extent provided for in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the legal sufficiency and receipt of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                  1. The Indemnitors do hereby indemnify IFOA and its subsidiaries and affiliates and each of their respective present stockholders, directors, officers, employees and agents (each, an "Indemnified Party"), and agree to hold harmless each such Indemnified Party from and against any and all taxes (of any nature whatsoever), interest and penalties imposed by any taxing authority or other governmental agency or regulatory authority on, or incurred by, any Indemnified Party, directly or indirectly, in connection with the transfer of any asset by IFOA to USA, the assumption by USA of any liability of IFOA and/or the transfer of the capital stock of USA to Knight and Salmen (each an "Indemnified Item"), together with all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by any Indemnified Party in connection therewith or in enforcing its rights hereunder. This Indemnification Agreement and the obligations of the Indemnitors hereunder shall be in effect for a period of twelve (12) months from the date of the closing of the Merger and shall apply notwithstanding any investigation or due diligence conducted by IFOA, any other Indemnified Party or any party to the Merger Agreement, shall be separate and independent from any other indemnity to which IFOA or any other Indemnified Party may be entitled (whether by contract, at law or in equity). The obligations of the Indemnitors under this Indemnification Agreement shall survive and remain in full force and effect after the twelve (12) month term hereof (as aforesaid), with respect to any claim for indemnification that is claimed by any Indemnified Party during such term.

                  2. IFOA shall not file any tax return or report a tax due with respect to any Indemnified Item without first notifying the Indemnitors of such position, and giving the Indemnitors an opportunity to discuss the position being taken by IFOA.

                  3. Each Indemnitor shall promptly forward to IFOA a copy of any notice or other communication that such Indemnitor receives from any taxing authority or other governmental agency or regulatory authority which in any way relates to a proposed adjustment to any Indemnified Item. IFOA shall promptly forward to each Indemnitor a copy of any notice or other communication IFOA receives from any taxing authority or other governmental agency or regulatory authority which in any way relates to an Indemnified Item.

                  4. IFOA agrees not to settle or make any payment of tax, interest or penalty claimed to be due as a result of a proposed adjustment relating to an Indemnified Item for at least 15 days after giving the notice under Paragraph 3 of this Agreement. If , within such 15 day period, IFOA receives a written request from the Indemnitors that the proposed adjustment relating to the Indemnified Item should be contested, which includes a detailed statement of a basis in fact and in law for such contest (which IFOA considers reasonable under the circumstances), IFOA shall contest such proposed adjustment in good faith, and shall keep the Indemnitors informed as to its progress, all at the Indemnitors' sole cost and expense (a reasonable estimate of such cost and expense shall be advanced by the Indemnitors as a condition precedent to any such contest); provided that IFOA shall control the proceeding with legal counsel of its choosing. Each Indemnitor shall cooperate with IFOA and its affiliates in connection with any such proceeding, at such Indemnitor's sole cost and expense. IFOA and its affiliates shall not be required to appeal any adverse decision of a court of competent jurisdiction or other administrative body having jurisdiction over the matter. In such case, the decision shall be conclusive and binding on the parties.

                  5. Simultaneous with the execution and delivery of this Agreement, each Indemnitor is depositing with the Escrow Agent the number of shares of common stock of IFOA, as set forth below (the "Escrowed Shares"):

Knight              25,000 shares of common stock
Salmen              25,000 of common stock
IMED                30,000 of common stock

Any dividends or other amounts received with respect to the Escrowed Shares shall be turned over to Escrow Agent to be held as part of the escrow fund available to satisfy an indemnification claim hereunder. The escrow fund shall be comprised of the Escrowed Shares and any such dividends. Such escrow fund shall be the sole source for any indemnification payments pursuant to this Agreement, it being agreed and understood that no Indemnitor shall have any personal liability to IFOA under this Agreement for amounts in excess of the escrow fund. Any payment shall be made from the escrow fund shall be made in proportion to the original contribution to the escrow fund by each Indemnitor.

                  6. The Escrow Agent shall distribute to IFOA shares having a value on the date of payment equal to the amount of the indemnity claim required to be satisfied hereunder. Absent a pending claim, any stock and other amounts remaining in the escrow fund upon termination of the Indemnification Period shall be returned to the Indemnitors in proportion to their original contribution of Escrowed Shares. In the event a claim is pending hereunder on such date, payment shall be made by the Escrow Agent of any indemnification payment upon a determination of such claim and any escrow stock and other amounts then remaining shall be returned to the Indemnitors in proportion to their original contribution to the Escrowed Shares. For purposes of this Agreement, each share of IFOA common stock shall be valued at the average of the closing bid and asked price of a share on the last trading day prior to the indemnification payment hereunder.

                  7. The Escrow Agent shall not be liable for any action taken or omitted to be taken hereunder in good faith. IFOA and the Indemnitors shall jointly and severally indemnify and hold the Escrow Agent harmless from and against any claim, action, suit or other proceeding against the Escrow Agent and any damage, loss, liability, judgment, penalty, cost or expense (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Escrow Agent, in connection with, or in any way related to the Escrow Agent, acting as escrow agent hereunder. IFOA and the Indemnitee shall each be responsible, on a several basis, for paying 50% of the reasonable fees of the Escrow Agent for performing its services hereunder.

                  8. No notice, consent, approval or communication provided for herein or given in connection herewith shall be validly given, made, delivered or served unless it is in writing and delivered personally, or sent by a recognized overnight courier (with all costs prepaid), or sent by registered or certified United States mail, postage prepaid, with return receipt requested, to the addresses for each party set forth below in this Section 8. Any party hereto may from time to time change its address by notice to the other parties given in the manner provided for in this Section A. Notices, consents, approvals and communications by mail in the United States mail in the manner provided above or upon delivery to the respective addresses set forth above if delivered personally or sent by overnight courier. Addresses of the parties are the following:

                           If to IFOA:

                                    InfoAmerica, Inc.
                                    2600 Canton Court
                                    Suite G
                                    Fort Collins, CO  80525

                                            and

                                    Mr. Richard Lubic
                                    c/o Country Cable
                                    Box 4400-123
                                    S.R. 3
                                    Tehachapi, CA  93561

                           with a copy to:

                                    Parker Chapin Flattau & Klimpl, LLP
                                    1211 Avenue of the Americas
                                    New York, NY  10036-8735
                                    Attention:  Martin Eric Weisberg, Esq.

                           If to Knight:

                                    Mr. Paul Knight
                                    InfoAmerica, Inc.
                                    2600 Canton Court, Suite G
                                    Fort Collins, Colorado 80525

                           with a copy to:

                                    Alan W. Peryam, Esq.
                                    1120 Lincoln Street, Suite 1000
                                    Denver, CO  80203

                           If to Salmen:

                                    Mr. Larry Salmen
                                    InfoAmerica, Inc.
                                    2600 Canton Court, Suite G
                                    Fort Collins, Colorado 80525
                           with a copy to:

                                    Alan W. Peryam, Esq.
                                    1120 Lincoln Street, Suite 1000
                                    Denver, CO  80203

                           If to IMED:

                                    IMED Management Corporation
                                    4330 East Tradewinds Avenue
                                    Lauderdale, FL  33308

                           with a copy to:

                                    Opton Handler Feiler & Landau, LLP
                                    52 Vanderbilt Avenue, 5th Floor
                                    New York, NY  10017
                                    Attention:  Peter Landau, Esq.

                           If to Escrow Agent:

                                    Parker Chapin Flattau & Klimpl, LLP
                                    1211 Avenue of the Americas
                                    New York, NY  10036-8735
                                    Attention:  Martin Eric Weisberg, Esq.

                  9. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to conflict of law provisions. This Agreement together with the Spin-Off Agreement and the Merger Agreement constitute the entire agreement and understanding among the parties with respect to the subject matter hereof, and they supersede all prior and/or contemporaneous agreements and understandings with respect to such subject matter (whether written or oral). This Agreement may not be amended, modified or altered except by an instrument in writing duly executed by each of the parties hereto. This Agreement may be executed in multiple counterparts, each of which is an original and all of which, when taken together, shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        INFOAMERICA, INC.


                                        By:_____________________________________
                                             Name:
                                             Title:


                                        ----------------------------------------
                                            Paul Knight


                                        ----------------------------------------
                                            Larry Salmen


                                        IMED MANAGEMENT CORPORATION


                                        By:_____________________________________
                                              Name:
                                              Title:


                                        PARKER CHAPIN FLATTAU & KLIMPL, LLP,
                                        as Escrow Agent


                                        By:_____________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C


Spinoff Agreement [To be Provided]

                                                                      EXHIBIT D


Financial statements [To be provided]

                                                                       EXHIBIT F


                             VOTING TRUST AGREEMENT

         VOTING TRUST AGREEMENT dated as of June 8, 1999 (this "Agreement") by and among those persons or entities whose names and addresses appear on the signature pages hereof (individually, the "Shareholder" and collectively, the "Shareholders") and Mr. Richard W. Clark, as Trustee (together with his successors in trust, the "Trustee") and InfoAmerica, Inc., a Colorado corporation ("IFOA" or the "Company").

                              W I T N E S S E T H :

         WHEREAS, the Shareholders own the number of restricted shares of common stock ("Common Stock") of the Company, and in the amounts and manner set forth opposite each Shareholder's name on Exhibit A attached hereto; and

         WHEREAS, the Trustee has consented to serve as Trustee under this Agreement for the purposes herein provided.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties intending to be legally bound hereby agree as follows:

         1.       AGREEMENT.
                  Copies of this Agreement, and of every agreement supplemental hereto or amendatory hereof, shall be filed at the office of the Trustee's legal counsel, Martin Eric Weisberg, Esq., Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036, which copies shall be available for inspection of the holder of a voting trust certificate issued pursuant hereto (each a "1.Voting Trust Certificate") during business hours and with the Secretary of the Company, which copies shall be available for inspection by a shareholder of the Company who also is a holder of a Voting Trust Certificate at the principal corporate office of the Company. Voting Trust Certificates shall be issued to the Shareholders, received and held subject to all of the terms and provisions of this Agreement. Every Shareholder entitled to receive a Voting Trust Certificate, and thus each such Shareholder's permitted transferees and assigns, upon accepting such Voting Trust Certificate, shall be bound by all of the terms and provisions of this Agreement, with the same force and effect as if such person or other entity were a signatory to this Agreement.

         2.       INDEPENDENCE OF TRUSTEE.
                  Except as otherwise expressly provided herein, the Trustee shall be entitled to exercise all powers under this Agreement in his sole and absolute discretion. The Trustee shall have no liability to any Shareholder, any holder of a Voting Trust Certificate or any other person or entity for any action or inaction by the Trustee (including, without limitation, any vote by the Trustee), unless a final judgment by a court of competent jurisdiction, from which no appeal may be taken, determines that the action or inaction of the Trustee constituted willful misconduct.

         3.       TRANSFER OF SHARES TO TRUSTEE.
                  The Shareholders shall deposit with the Trustee certificates representing all of the Shares listed on Exhibit B attached hereto (the "Shares"). All such certificates shall be endorsed, or accompanied by such instruments of transfer (such as duly executed blank stock powers), so as to enable the Trustee to cause such certificates to be transferred into the name of the Trustee, as hereinafter provided. Upon receipt by the Trustee of the certificates representing any Shares and such instruments of transfer, the Trustee shall hold the same subject to the terms of this Agreement, and subject to the terms of a Voting and Shareholders Agreement dated as of the date hereof, entered into by the Shareholders, the Company and the Trustee (the "Voting and Shareholders Agreement") and shall thereupon issue and deliver to the Shareholders a Voting Trust Certificate for the Shares so deposited. All certificates representing Shares transferred and delivered to the Trustee pursuant to this Agreement shall be surrendered by the Trustee to the Company and canceled, and new certificates therefor shall be issued to and held by the Trustee in the name of "Richard W. Clark, as Trustee" (or in the name of the then successor Trustee, if any, as Trustee).

         4.       VOTING TRUST CERTIFICATES.
                  The Voting Trust Certificates shall be in the form annexed hereto as Exhibit C.

         5.       TRANSFER OF CERTIFICATES.
                  The Voting Trust Certificates shall be transferable at the office of the Trustee's legal counsel, on the books of the Trustee, by the registered owner thereof, either in person or by attorney thereunto duly authorized, upon surrender thereof, according to the rules from time to time established for that purpose by the Trustee, but only to the extent that any such transfer is permitted by the terms of the Voting and Shareholders Agreement; and the Trustee may treat the registered holder as the owner thereof for all purposes whatsoever; but he shall not be required to deliver New Voting Trust Certificates representing Shares without the surrender of the related Voting Trust Certificate. No transfer of a Voting Trust Certificate may be effected unless the Trustee receives proof of compliance with the provisions of the Voting and Shareholders Agreement from the Company. If a Voting Trust Certificate is lost, stolen, mutilated or destroyed, the Trustee may, in the Trustee's sole and absolute discretion, issue a duplicate of such certificate upon receipt of: (a) evidence of such fact satisfactory to Trustee; (b) indemnity satisfactory to the Trustee; (c) the existing certificate, if mutilated; and (d) payment of the Trustee's reasonable fees and expenses (including, without limitation, reasonable attorneys' fees and expenses) in connection with the issuance of a new Voting Trust Certificate. The Trustee shall not be required to recognize any transfer of a Voting Trust Certificate not made in strict accordance with the provisions of the Agreement and the Voting and Shareholders Agreement.

         6.       TERMINATION PROCEDURE.
                  Upon the termination of this Agreement at any time, as hereinafter provided, the Trustee, at such times as the Trustee may choose during the period commencing twenty (20) days before such termination shall mail written notice of such termination to the registered owners of the Voting Trust Certificates at the addresses appearing on the transfer books of the Trustee. After the date specified in any such notices (which date shall be fixed by the Trustee), the Voting Trust Certificates shall cease to have any effect, and the holders of the Voting Trust Certificates shall have no further rights under this Agreement other than to receive certificates representing Shares or other property distributable under the terms hereof and upon the surrender of the Voting Trust Certificates. Within thirty (30) days after the termination of this Agreement, the Trustee shall request the Company to deliver to the registered holders of the Voting Trust Certificates stock certificates representing the number of shares represented by the Voting Trust Certificates upon the surrender thereof properly endorsed, such delivery to be made in each case at the Company's principal place of business. Following any such request by the Trustee to the Company, the Trustee shall have no further duties or obligations hereunder and the Trustee shall not be required to take any further action hereunder.

         7.       DIVIDENDS.

                  Prior to the termination of this Agreement, the holders of the Voting Trust Certificates shall be entitled to receive payment equal to the cash dividends, if any, received by the Trustee upon the Shares subject to Voting Trust Certificates. If any dividend in respect of such Shares is paid by the Company, in whole or in part, in stock of the Company having general voting powers, the Trustee shall likewise hold, subject to the terms of this Agreement, the certificates representing stock which are received by Trustee on account of such dividend, and the holder of the Voting Trust Certificate on which such stock dividend has been paid shall be entitled to receive a Voting Trust Certificate issued under this Agreement for the number of shares and class of stock received as such divided with respect to the Shares represented by the Voting Trust Certificate. Holders entitled to receive the dividends described above shall be those registered as such on the transfer books of the Trustee at the close of business on the day fixed by the Corporation for the taking of a record to determine those holders of its stock entitled to receive such dividends or, if the Trustee has fixed a date, as hereinafter provided, for the purpose of determining the holders of the Voting Trust Certificates entitled to receive such payment or distribution then registered as such at the close of business on the date so fixed by the Trustee.

                  If any dividend in respect of Shares is paid in property other than in cash or in capital stock having general voting powers, then the Trustee shall, after receipt thereof by the Trustee, distribute the same to the holders of the Voting Trust Certificates registered as such at the close of business on the day fixed by the Trustee for taking a record to determine the holders of the Voting Trust Certificates entitled to receive such distribution. Such distribution shall be made to such holders of the Voting Trust Certificates in accordance with the number of Shares represented by the Voting Trust Certificates.
                  The transfer books of the Trustee may be closed temporarily by the Trustee for a period not exceeding ten (10) days preceding the date fixed for the payment or distribution of dividends of the distribution of assets or rights, or at any other time in the sole and absolute discretion of the Trustee. In lieu of providing for the closing of the books against the transfer of the Voting Trust Certificates, the Trustee may fix a date not exceeding ten (10) days preceding any date fixed by the Company for the payment or distribution of dividends, or for the distribution of assets or rights, as a record date for the determination of the holders of the Voting Trust Certificates entitled to receive such payment or distribution, and the holders of the Voting Trust Certificates of record at the close of business on such date shall exclusively be entitled to participate in such payments or distributions.

                  In lieu of receiving cash dividends upon the Shares and paying the same to the holders of the Voting Trust Certificates pursuant to the provisions of this Agreement, the Trustee may instruct the Company in writing to pay such cash dividends directly to the holders of the Voting Trust Certificates. Upon such instructions being given by the Trustee to the Company, and until revoked by the Trustee, all responsibility of the Trustee with respect to such dividends shall cease. The Trustee may at any time revoke such instructions and by written notice to the Company direct it to make dividend payments to the Trustee.

         8.       SUBSCRIPTION RIGHTS.
In the event any stock or other securities of the Company are offered for subscription to the holder of the Shares, the Trustee, upon receipt of notice of such offer, shall mail a copy thereof to the holders of the Voting Trust Certificates.

         9.       DISSOLUTION OF THE COMPANY.
                  In the event of the dissolution or total or partial liquidation of the Company whether voluntary or involuntary, the Trustee shall receive the moneys, securities, rights or property to which the holders of the Voting Trust Certificates are entitled and shall distribute the same to the registered holders of the Voting Trust Certificates in accordance with the interest, as shown on the books of the Trustee, or the Trustee may, in his sole and absolute discretion, deposit such moneys, securities, rights or property with any bank or trust company doing business in New York, New York or Los Angeles, California, with authority and instructions to distribute the same as above, and upon such deposit, all further obligations or liabilities of the Trustee in respect of such moneys, securities, rights or property so deposited shall cease.

         10. REORGANIZATION OF THE COMPANY.
                  In the event the Company is merged into or consolidated with another corporation, and all or substantially all of the assets of the Company are transferred to another corporation, then in connection with such transfer, the term "Company" for all purposes of this Agreement shall be taken to include such successor corporation, and the Trustee shall receive and hold under this Agreement any stock of such successor corporation received on account of the ownership, as Trustee hereunder, of the Shares held hereunder prior to such merger, consolidation or transfer. The Voting Trust Certificates issued and outstanding under this Agreement at the time of such merger, consolidation or transfer may remain outstanding, or the Trustee may, in his sole and absolute discretion, substitute for such Voting Trust Certificates new Voting Trust Certificates in appropriate form, and the term "Shares" as used herein shall be taken to include any shares of Voting stock which may be received by the Trustee in lieu of all or any part of the Shares.

         11.      RIGHTS AND POWERS OF TRUSTEE.
                  Until (i) the surrender of the Voting Trust Certificates for cancellation, and (ii) the actual delivery to the holders of the Voting Trust Certificate or certificates representing Shares in exchange therefor, the Trustee shall possess and be entitled, subject to the provisions hereof, in the Trustee's sole and absolute discretion, to exercise, in person or by his nominees or proxies, all the rights and powers of an absolute owner of the Shares deposited hereunder, including, without limitation, the right to receive dividends on Shares and the right to vote, consent in writing or otherwise act with respect to any corporate or shareholder's resolution or action to the fullest extent permitted by applicable law.

                  The Trustee is further authorized to become a party to or prosecute or defend or intervene in any actions or legal proceedings with respect to the Shares, and the Shareholders and the holders from time to time of the Voting Trust Certificates agree to indemnify the Trustee and to hold the Trustee harmless from any such suit or legal proceeding.

         12.      LIABILITY OF TRUSTEE.
                  In acting hereunder with respect to the Shares, the Trustee shall have responsibility in respect of any action taken by the Trustee, or any of the Trustee's agents or any omission to act by any of them, and the Trustee shall incur no responsibility be reason of any error of law or of any things done or suffered or omitted by the Trustee hereunder or in any matter related hereto, except for those acts which are determined by a court of competent jurisdiction in a final judgment from which no appeal may be taken, to have been a direct result of the willful misconduct. The Trustee shall not be required to give a bond or other security in connection with the Trustee's duties hereunder. If the Trustee determines to obtain such a bond, the cost thereof shall be paid by the Company.

         13.      SUCCESSOR TRUSTEE.
                  The Trustee (and any successor Trustee) may at any time resign as Trustee hereunder by mailing to the registered holders of the Voting Trust Certificates a written resignation, to take effect twenty (20) days thereafter or upon the new Trustee agreeing to act as Trustee hereunder. Upon the death or resignation of Richard W. Clark, and upon the death or resignation of any successor Trustee acting hereunder, a successor Trustee shall be designated by the Company. The rights, power and privileges of the Trustee shall be possessed by the successor Trustees, with the same effect as though such successors had originally been parties to this Agreement.

         14.      TERM.
                  This Agreement shall remain in effect for as long as the Voting and Shareholders Agreement is in effect in accordance with its terms. The terms "Shareholder" and "Shareholders" as defined herein shall be deemed to include any and all such transferees, unless the context indicates otherwise.

         15.      COMPENSATION AND REIMBURSEMENT OF TRUSTEE.
                  The Trustee shall serve without compensation. The Trustee shall have the right to incur and pay such reasonable expenses and charges and to employ and pay such agents, attorneys and counsel as he may deem necessary and proper for carrying this Agreement into effect. Any such expenses or charges incurred by the Trustee shall be promptly reimbursed by the Company. The Company shall, after making payment to the Trustee, be entitled to bill the holders of the Voting Trust Certificates for the amount paid to the Trustee.

         16.      SHAREHOLDER'S REPRESENTATIONS AND WARRANTIES.
                  Each Shareholder represents and warrants to the Trustee that the Shareholder owns that number of Shares set forth opposite his or her name on Exhibit A hereto, free and clear of all liens, claims and encumbrances of any kind whatsoever other than restrictions on transfer arising under federal and state securities laws and the Voting and Shareholders Agreement.

         17.      NOTICES.
                  Any notice, request or other communication required to be given pursuant to the provisions hereof shall be in writing and shall be deemed to be given when actually received by the addressee, when delivered in person, or five (5) days after being deposited with the United States Postal Service, post prepaid, registered or certified, return receipt requested, and addressed as follows: (a) if to the Trustee, to: Richard W. Clark, c/o Martin Eric Weisberg, Esq., Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036, and (b) if to the Shareholder, to the Shareholder at the address set forth below the Shareholder's name on Exhibit A hereto, or such other address as may be furnished in writing by the Shareholder provided that notice of address shall only effective upon receipt.

         18.      MISCELLANEOUS.
                  (a) COSTS AND FEES. If any party or parties breaches any provision of this Agreement, the breaching party or parties agrees to pay the non-breaching party or parties all reasonable attorneys' fees and expenses, expert witness fees, investigation costs, costs of tests and analysis, travel and accommodation expenses, deposition and trial transcript costs, court costs and other costs and expenses incurred by the non-breaching party in enforcing this Agreement and/or preparing for legal or other proceedings, at the trial or appellate level, whether or not such proceedings are instituted. If any legal or other proceedings are instituted, the party prevailing in any such proceeding shall be paid all of the aforementioned costs, expenses and fees, by the other party, and if any judgment is secured by such prevailing party, all such costs, expenses and fees shall be included in such judgment. References in this paragraph to "legal proceedings" refer to the arbitration proceedings contemplated hereby and proceedings to enforce the decision of the arbitrator or arbitrators.

                  (b) WAIVER. No delay by a party in exercising any right or remedy shall constitute a waiver of a party's rights under this Agreement, and no waiver by any party of the breach of any covenant of this Agreement by the other shall be construed as a waiver of any proceeding or succeeding breach of the same or any other covenant or condition of this Agreement.

                  (c) BROKER. Each party represents to the other that such party has not dealt with any other person acting as a broker in connection with this transaction other than Edwin Lonergan. The Broker's commission shall be paid pursuant to a separate agreement, a true correct and complete copy of which is attached to the Merger and Plan of Reorganization as Exhibit H.

                  (d) TERMINATION. This Agreement may, by notice given prior to or at the Closing, be terminated:

                           i. by either IFOA or the Sellers if a material breach
of any provision of this Agreement is committed by the Sellers and/or the Acquiree Corporations, in the case of IFOA, and IFOA, in the case of the Sellers, and such breach is not to be waived;

                           ii. (i) by IFOA if any of the conditions in Sections
6.1 and 6.3 of Article VI of the Merger Agreement and Plan of Reorganization have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of IFOA or the Buyer, to comply with any of their respective obligations under this Agreement) and IFOA has not waived such condition on or before the Closing Date; or (ii) by Sellers, if any of the conditions in Sections 6.2 and 6.3 of Article VI of the Merger Agreement and Plan of Reorganization have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Sellers to comply with any of their respective obligations under this Agreement) and IFOA has not waived such condition on or before the Closing Date;

                           iii. by mutual consent of IFOA and Sellers; or

                           iv. by either IFOA or Sellers if the Closing has not
occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before June 15, 1999, or such later date as the parties may mutually agree upon in writing.

                  (e) NOTICES. No notice, consent, approval or communication provided for herein or given in connection herewith shall be validly given, made, delivered or served unless it is in writing and delivered personally, sent by overnight courier, or sent by registered or certified United States mail, postage prepaid, with return receipt requested, to the addresses for each party set forth below. Any party hereto may from time to time change its address by notice to the other parties given in the manner provided herein. Notices, consents, approvals and communications by mail in the United States mail in the manner provided above or upon delivery to the respective addresses set forth above if delivered personally or sent by overnight courier. Addresses of the parties are the following:

To IFOA:

                  InfoAmerica, Inc.
                  2600 Canton Court
                  Suite G
                  Fort Collins, CO  80525

To the Sellers:

                  Mr. Richard W. Clark
                  3003 West Olive Avenue
                  Burbank, CA  91505-4590

                  Mr. Richard Lubic
                  c/o Country Cable
                  Box 4400-123
                  S.R. 3
                  Tehachapi, CA  93561

With a copy to:

                  Parker Chapin Flattau & Klimpl, LLP
                  1211 Avenue of the Americas
                  New York, NY  10036-8735
                  Attention:  Martin Eric Weisberg, Esq.

To the Buyer:

                  Mr. Paul Knight
                  InfoAmerica, Inc.
                  2600 Canton Court
                  Suite G
                  Fort Collins, CO  80525


With a copy to:

                  Alan W. Peryam, Esq.
                  1120 Lincoln Street, Suite 1000
                  Denver, CO  80203

To the Buyer:

                  Mr. Larry Salmen

                  InfoAmerica, Inc.
                  2600 Canton Court
                  Suite G
                  Fort Collins, CO  80525

With a copy to:

                  Alan W. Peryam, Esq.
                  1120 Lincoln Street, Suite 1000
                  Denver, CO  80203

                  (f) INTERPRETATION AND TIME. The captions of the sections of this Agreement are for convenience only and shall not govern or influence in the construction or interpretation hereof. This Agreement is the result of negotiations among the parties and, accordingly, shall not be construed for or against any party regardless of which party drafted this Agreement or any portion thereof. Time is of the essence under this Agreement.

                  (g) SUCCESSORS AND ASSIGNS. All of the provisions hereof shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. This Agreement may not be assigned by any party hereto, without the prior written consent of the other parties hereto.

                  (h) NO PARTNERSHIP. This Agreement is not intended to, and nothing contained in this Agreement shall, create any partnership, joint venture or other similar arrangement among the parties. This Agreement is between independent contracting parties who have been advised by legal counsel of their own choosing about entering into this Agreement.

                  (i) FURTHER ASSURANCES. Each of the parties shall execute and deliver all such other documents and perform such other acts, in addition to execution and delivery of this Agreement, as are from time to time necessary in order to carry out the purposes, matters and transactions that are contemplated in this Agreement.

                  (j) INCORPORATION OF EXHIBITS. All Exhibits and Schedules attached to this Agreement are hereby incorporated herein by reference and form an integral part of this Agreement.

                  (k) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to the conflict of law provisions or principles of that State.

                  (l) DATE OF PERFORMANCE. If the date of performance of any obligations or the last day of any time period provided for herein should fall on a Saturday, Sunday or legal holiday, then said obligation shall be due and owing and said time period shall expire on the first day thereafter which is not a Saturday, Sunday or legal holiday. Except as may otherwise be set forth herein, any performance provided for herein shall be timely made if completed no later than 5:00 P.M., Pacific time, on the day of performance.

                  (m) COUNTERPARTS. This Agreement may be executed in any number of counterparts. This Agreement may be signed by original signatures or by facsimile signatures. Any set of counterparts of this Agreement, whether facsimile or originals or both, showing signatures by all parties, taken together, shall constitute a single copy of this Agreement.

                  (n) RESOLUTION OF DISPUTES. In the event of any disputes among the parties as to their rights and obligations under this Agreement, including, but not limited to, any question as to whether or not a party has performed its obligations fully or remedied an alleged breach and any and all other disputes arising under this Agreement shall be resolved as follows:

                           i. The parties shall submit their dispute to at least
four (4) hours of mediation in accordance with the mediation procedures of American Arbitration Association ("AAA"). Any mediation session shall be held in the City and State of New York.

                           ii. In the event the dispute does not then settle
within fifteen (15) calendar days after the first mediation session, the parties agree to submit the dispute to binding arbitration which shall be held in the City and State of New York in accordance with the rules and procedures of the AAA (except as modified in this Agreement). The submission to arbitration hearing shall be no later than forty-five (45) calendar days after the first mediation session. The parties agree that arbitration shall be the exclusive means of resolving any such dispute.

                           iii. The arbitrator or arbitrators conducting the
arbitration hearing shall render the arbitration decision in writing, which writing shall explain the reasoning and basis for the decision. The decision of the arbitrator or arbitrators shall be conclusive and binding on the parties and not subject to any judicial review or appeal. The decision of the arbitrator or arbitrators may be enforced in any court of competent jurisdiction.

                           iv. The parties agree to share equally the costs of
mediation. However, if the dispute is settled through arbitration, the prevailing party shall be entitled to recover all costs and expenses incurred by the prevailing party, including, without limitation, reasonable attorneys' fees and expenses, to enforce its rights hereunder, in addition to any damages recovered, as provided in "Costs and Fees" above.

                  (o) RECITALS. The recitals set forth above are a part of this Agreement.

                  (p) JURISDICTION AND VENUE. Exclusive venue and jurisdiction over any legal proceeding to enforce a judgment of the arbitrator or arbitrators hereunder shall be in the federal and state courts located in New York County, New York.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the date first above written.



                                         ------------------------------------
                                         RICHARD W. CLARK, AS VOTING TRUSTEE


                                         AGREED TO BY

                                         INFOAMERICA, INC.


                                         By:_________________________________
                                                 Name:
                                                 Title:

                                        ----------------------------------------
                                        Michael Risman

                                        ----------------------------------------
                                        Milton Miller

                                        ----------------------------------------
                                        Mathew Lasky

                                        ----------------------------------------
                                        Ed Lonergan

                                        ----------------------------------------
                                        Sal Lanza

                                        ----------------------------------------
                                        Peter Landau, Esq.

                                        ----------------------------------------
                                        Byron Lasky

                                        L. F. Holdings

                                        By:_____________________________________
                                               Name:
                                               Title:

                                        ----------------------------------------
                                        Ronald Formella

                                        ----------------------------------------
                                        Stewart Sytner

                                        IMED Management Corporation

                                        By:_____________________________________
                                              Name:
                                              Title:

                                                                     Exhibit A


   NAME                                             SHARES
   ----                                             ------

Michael Risman                                      600,000


Milton Miller                                       600,000


Mathew Lasky                                        400,000


Ed Lonergan                                         500,000


Sal Lanza                                           250,000


Peter Landau, Esq.                                  600,000


Byron Lasky                                         300,000


L. F. Holdings                                    1,600,000


Ronald Formella                                     200,000


Stewart Sytner                                      900,000


IMED Management Corporation                         874,485

                                                                       Exhibit B



     NAME                                            SHARES
     ----                                            ------

Michael Risman                                      200,000
Milton Miller                                       200,000
Mathew Lasky                                        133,333
Ed Lonergan                                         500,000
Sal Lanza                                           166,666
Peter Landau, Esq.                                  200,000
Byron Lasky                                         100,000
L. F. Holdings                                      533,333
Ronald Formella                                      66,666
Stewart Sytner                                      300,000
IMED Management Corporation                         291,495

                                                                      Exhibit C

                            VOTING TRUST CERTIFICATE

No. [___]                                                        [_____] shares

         Richard W. Clark, as Trustee of the stock of InfoAmerica, Inc., (the "Company") under a Voting Trust Agreement dated as of June 8, 1999 (the "Voting Trust Agreement"), having received certain shares of stock of the Company pursuant to such Agreement, which Agreement the holder hereof by accepting this Certificate ratifies and adopts, hereby certifies that Richard W. Clark, as Trustee will be entitled to receive a certificate for [_____________ (____)] fully paid shares of the common stock of the Company, without par value, on the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments equal to any dividends that may be collected by the undersigned Trustee upon a like number of such shares held by her under the terms of the Voting Trust Agreement.

                  This Voting Trust Certificate is transferable only on the books of the undersigned Trustee by the registered holder in person or by his or her duly authorized attorney, and the holder hereof, by accepting this certificate, manifests his or her consent that the undersigned Trustee may treat the registered holder hereof as the true owner for all purposes, except the delivery of stock certificates, which delivery of stock certificates shall not be made without the surrender hereof.

                  IN WITNESS WHEREOF, Richard W. Clark has executed this Voting Trust Certificate this 9th day of June, 1999.



                                                          Richard W. Clark
                                     Trustee

(form of Assignment):

                  For value received, hereby assigns the within Voting Trust Certificate, and all rights and interests represented thereby, to and appoints attorney to transfer this Voting Trust Certificate on the books of the Trustee mentioned therein, with full power of substitution.

Dated:                                                                (Seal)

In presence of

                                                                       EXHIBIT G

                        VOTING AND SHAREHOLDERS AGREEMENT

                  VOTING AND SHAREHOLDERS AGREEMENT dated as of June 8, 1999 (this "Agreement"), by and among Mr. Richard W. Clark, a resident of the State of California ("Clark"), Mr. Richard W. Lubic, a resident of the State of California ("Lubic") and those persons or entities whose names and addresses appear on the signature pages hereof (hereinafter collectively referred as the "Restricted Shareholders").
                                    RECITALS

                  Pursuant to that certain Agreement and Plan of Reorganization entered into as of the 8th day of June, 1999 (the "Merger Agreement and Plan of Reorganization") by and among InfoAmerica, Inc. (the "Company") and RWC Communications, Inc., D&K Communications, Inc., DL Hawk Communications, Inc., Clark, Lubic, Paul Knight and Larry Solomon, the Company is acquiring, by virtue of a number of merger transactions, a cable television system which operates in Tehachapi, California, which is operated by DDD Cablevision, Ltd., a California partnership.

                  The Restricted Shareholders are to be issued shares of the Company's Common Stock as payment for financial consulting and other services rendered and to be rendered in connection with the transactions contemplated by the Agreement and Plan of Reorganization.

                  The Restricted Shareholders will have sole investment and voting power with respect to an aggregate of the shares of the Company's Common Stock set forth opposite their name and attached on Schedule 1 hereto.

                  The execution and delivery of this Agreement by the Restricted Shareholders is one of the covenants and conditions precedent to the consummation of the Merger Transactions and the other transactions contemplated by the Agreement and Plan of Reorganization. Capitalized terms used herein without definition shall have the same meanings herein as are ascribed to such terms in the Agreement and Plan of Reorganization.

                  NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties, intending to be legally bound hereby agree as follows:

                                    ARTICLE I
                        VOTING BY RESTRICTED SHAREHOLDERS
                  1.1 TRANSFER TO VOTING TRUST. Each of the Restricted Shareholders shall simultaneously with the execution and delivery of this Agreement transfer one-third (1/3) of their respective restricted shares of the Company's Common Stock (the "Restricted Shares") to a Voting Trust in favor of Clark to be held by Clark pursuant to the Voting Trust Agreement in the form of Exhibit A attached hereto (the "Voting Trust Agreement").

                                   ARTICLE II
                     SALES AND TRANSFERS OF RESTRICTED STOCK

                  2.1 RESTRICTIONS. The shares of Common Stock transferred to the Voting Trust by the Restricted Shareholders may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of (hereinafter collectively referred to as a "Transfer") until the first to occur of:

                           (a) two (2) years from the closing of the Merger
Transactions and the other transactions contemplated by the Agreement and Plan of Reorganization; or

                           (b) both of the following: the Company through the
efforts of the Restricted Shareholders has raised not less than $3,000,000 of gross proceeds by means of financings of debt or equity securities or a combination thereof (and if by means of equity securities at a gross sales price of not less than $3.00 per share of Common Stock on a contemplated post-closing reverse split of one for two share reverse-split basis) within the two year period from the date of the closing of the Merger Transactions and the other transactions contemplated by the Agreement and Plan of Reorganization; and (ii) the closing bid price of the Common Stock in the NASDAQ SmallCap market (or such other market on which the Company's Common Stock is regularly traded) for the fifteen (15) consecutive trading days prior to the date of the proposed prohibited Transfer has equaled or exceeded $3.00 per share (on a contemplated post closing one for two share reverse-split basis).

                  2.2 TRANSFER OF RESTRICTED SHARES TO AFFILIATES. During the term of this Agreement, neither the Restricted Shareholders nor any other person who shall become a party to or bound by this Agreement shall, directly or indirectly, Transfer any Restricted Shares, whether now or hereafter acquired, to any affiliate, as hereafter defined, without first obtaining the prior written consent of the Company and Clark, which consent shall not be unreasonably withheld; provided that as a condition precedent to such Transfer such affiliate shall agree in a written instrument, in form, substance and scope satisfactory to the Company and Clark, to be bound by and subject to all of the terms, provisions and conditions of this Agreement, with the same force and effect as if such affiliate was named as a party to this Agreement as a Restricted Shareholder hereunder. The term "affiliate" shall mean (a) any spouse, parent, parent-in-law, grandparent, child, grandchild, sibling, in each case who is older than eighteen (18) years of age or (b) any person which the transferor directly or indirectly controls or
(c) any transfer to a trust for the benefit of the transferor; provided, however, that if the transferor remains the sole beneficial owner of the shares of Common Stock, as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, of the transferred shares.

                  2.3 LEGEND. The Restricted Shareholders agree that the Company shall have the right to place a legend on the certificates for Restricted Shares that such Restricted Shares are subject to this Agreement indicating that (1) they are restricted securities and (2) that they are subject to this Agreement and the Voting Trust Agreement.

                                   ARTICLE III
                                    REMEDIES
                  3.1 VIOLATION OF AGREEMENT; CONSENT TO INJUNCTIVE RELIEF. Each of the Restricted Shareholders recognizes and agrees that any violation of any of their obligations set forth in this Agreement would cause irreparable damage which could not be compensated by monetary damages. Accordingly, in the event of any breach or threatened breach of a Restricted Shareholder of any of such Restricted Shareholder's obligations, covenants or agreements under this Agreement, such Restricted Shareholder irrevocably consents to the entry of an injunction and/or other equitable relief by a court of competent jurisdiction restraining any such breach or threatened breach, and/or granting full voting authority to Clark or his successor for purposes of this Agreement, in addition to any other rights, remedies available by law or in equity; and neither Clark nor the Company shall be required to post a bond or provide other security or to prove any actual damages.

                                   ARTICLE IV
                                  MISCELLANEOUS
                  4.1 REPRESENTATIONS. Each of the Restricted Shareholders represents and warrants that, to the other parties to this Agreement, that, at the date hereof, he/she or it is the sole record and beneficial owner of the Common Shares set forth opposite the name of such Restricted Shareholder on
Schedule 1 attached hereto.

                  4.2 FURTHER ASSURANCES. From and after the date of this Agreement, the Restricted Shareholders shall from time to time, at the request of the Company and/or Clark and without further consideration, do, execute and deliver, or cause to be done, executed and delivered, all such further acts, things and instruments as may be reasonably requested or required by the Company or Clark to more effectively evidence and give effect to the transactions provided for in this Agreement.

                  4.3 NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if mailed by first class registered or certified mail return receipt requested (with all postage prepaid), or if delivered by a recognized overnight courier service (with all costs prepaid, when actually received by the intended recipient, addressed to the parties at their respective addresses set forth on the signature page of this Agreement, or to such other person or address as may be designated by like notice hereunder.

                  4.4 MODIFICATIONS. This Agreement may not be amended, modified, waived or changed except by an instrument in writing duly executed by the party to be charged therewith.

                  4.5 SUCCESSORS AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and permitted assigns of the parties hereto, whether so expressed or not. This Agreement may not be assigned by any Restricted Shareholder without the prior written consent of the Company and Clark.

                  4.6 HEADINGS. The headings of various sections of this Agreement are for convenience of reference only and shall not have any effect on the construction or interpretation of this Agreement.

                  4.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Company's state of incorporation applicable to agreements made and to be performed entirely within such state, without regard to its conflicts of law principles.

                  4.8 COUNTERPARTS. This Agreement may be executed in to or more counterparts, each of which shall be deemed an original and all of which, when together shall constitute one and the same instrument. A facsimile signature on a counterpart of this Agreement shall be deemed to be an original version of this Agreement.

                  4.9 GENDER. All pronouns used herein are inserted for convenience only and shall be applied in the masculine, feminine, or third person as appropriate for each party signing hereto.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date and year first above written.



                                         ----------------------------------
                                         Richard W. Clark

                                         ----------------------------------
                                         Richard G. Lubic

                                      ----------------------------------------
                                       Michael Risman

                                      ----------------------------------------
                                       Milton Miller

                                      ----------------------------------------
                                      Mathew Lasky

                                      ----------------------------------------
                                      Ed Lonergan

                                      ----------------------------------------
                                      Sal Lanza

                                      ----------------------------------------
                                      Peter Landau, Esq.

                                      ----------------------------------------
                                      Byron Lasky

                                      L. F. Holdings

                                      By:______________________________________
                                           Name:
                                           Title:

                                      ----------------------------------------
                                      Ronald Formella

                                      ----------------------------------------
                                      Stewart Sytner

                                      IMED Management Corporation

                                      By:______________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT A


                             VOTING TRUST AGREEMENT

         VOTING TRUST AGREEMENT dated as of June 8th, 1999 (this "Agreement") by and among those persons or entities whose names and addresses appear on the signature pages hereof (individually, the "Shareholder" and collectively, the "Shareholders") and Mr. Richard W. Clark, as Trustee (together with his successors in trust, the "Trustee") and InfoAmerica, Inc., a Colorado corporation ("IFOA" or the "Company").

                              W I T N E S S E T H :

         WHEREAS, the Shareholders own the number of restricted shares of common stock ("Common Stock") of the Company, and in the amounts and manner set forth opposite each Shareholder's name on Exhibit A attached hereto; and

         WHEREAS, the Trustee has consented to serve as Trustee under this Agreement for the purposes herein provided.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties intending to be legally bound hereby agree as follows:

         1.       AGREEMENT.

                  Copies of this Agreement, and of every agreement supplemental hereto or amendatory hereof, shall be filed at the office of the Trustee's legal counsel, Martin Eric Weisberg, Esq., Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036, which copies shall be available for inspection of the holder of a voting trust certificate issued pursuant hereto (each a "1.Voting Trust Certificate") during business hours and with the Secretary of the Company, which copies shall be available for inspection by a shareholder of the Company who also is a holder of a Voting Trust Certificate at the principal corporate office of the Company. Voting Trust Certificates shall be issued to the Shareholders, received and held subject to all of the terms and provisions of this Agreement. Every Shareholder entitled to receive a Voting Trust Certificate, and thus each such Shareholder's permitted transferees and assigns, upon accepting such Voting Trust Certificate, shall be bound by all of the terms and provisions of this Agreement, with the same force and effect as if such person or other entity were a signatory to this Agreement.

         2.       INDEPENDENCE OF TRUSTEE.

                  Except as otherwise expressly provided herein, the Trustee shall be entitled to exercise all powers under this Agreement in his sole and absolute discretion. The Trustee shall have no liability to any Shareholder, any holder of a Voting Trust Certificate or any other person or entity for any action or inaction by the Trustee (including, without limitation, any vote by the Trustee), unless a final judgment by a court of competent jurisdiction, from which no appeal may be taken, determines that the action or inaction of the Trustee constituted willful misconduct.

         3.       TRANSFER OF SHARES TO TRUSTEE.

                  The Shareholders shall deposit with the Trustee certificates representing all of the Shares listed on Exhibit B attached hereto (the "Shares"). All such certificates shall be endorsed, or accompanied by such instruments of transfer (such as duly executed blank stock powers), so as to enable the Trustee to cause such certificates to be transferred into the name of the Trustee, as hereinafter provided. Upon receipt by the Trustee of the certificates representing any Shares and such instruments of transfer, the Trustee shall hold the same subject to the terms of this Agreement, and subject to the terms of a Voting and Shareholders Agreement dated as of the date hereof, entered into by the Shareholders, the Company and the Trustee (the "Voting and Shareholders Agreement") and shall thereupon issue and deliver to the Shareholders a Voting Trust Certificate for the Shares so deposited. All certificates representing Shares transferred and delivered to the Trustee pursuant to this Agreement shall be surrendered by the Trustee to the Company and canceled, and new certificates therefor shall be issued to and held by the Trustee in the name of "Richard W. Clark, as Trustee" (or in the name of the then successor Trustee, if any, as Trustee).

         4.       VOTING TRUST CERTIFICATES.

                  The Voting Trust Certificates shall be in the form annexed hereto as Exhibit C.

         5.       TRANSFER OF CERTIFICATES.

                  The Voting Trust Certificates shall be transferable at the office of the Trustee's legal counsel, on the books of the Trustee, by the registered owner thereof, either in person or by attorney thereunto duly authorized, upon surrender thereof, according to the rules from time to time established for that purpose by the Trustee, but only to the extent that any such transfer is permitted by the terms of the Voting and Shareholders Agreement; and the Trustee may treat the registered holder as the owner thereof for all purposes whatsoever; but he shall not be required to deliver New Voting Trust Certificates representing Shares without the surrender of the related Voting Trust Certificate. No transfer of a Voting Trust Certificate may be effected unless the Trustee receives proof of compliance with the provisions of the Voting and Shareholders Agreement from the Company. If a Voting Trust Certificate is lost, stolen, mutilated or destroyed, the Trustee may, in the Trustee's sole and absolute discretion, issue a duplicate of such certificate upon receipt of: (a) evidence of such fact satisfactory to Trustee; (b) indemnity satisfactory to the Trustee; (c) the existing certificate, if mutilated; and (d) payment of the Trustee's reasonable fees and expenses (including, without limitation, reasonable attorneys' fees and expenses) in connection with the issuance of a new Voting Trust Certificate. The Trustee shall not be required to recognize any transfer of a Voting Trust Certificate not made in strict accordance with the provisions of the Agreement and the Voting and Shareholders Agreement.

         6.       TERMINATION PROCEDURE.

                  Upon the termination of this Agreement at any time, as hereinafter provided, the Trustee, at such times as the Trustee may choose during the period commencing twenty (20) days before such termination shall mail written notice of such termination to the registered owners of the Voting Trust Certificates at the addresses appearing on the transfer books of the Trustee. After the date specified in any such notices (which date shall be fixed by the Trustee), the Voting Trust Certificates shall cease to have any effect, and the holders of the Voting Trust Certificates shall have no further rights under this Agreement other than to receive certificates representing Shares or other property distributable under the terms hereof and upon the surrender of the Voting Trust Certificates. Within thirty (30) days after the termination of this Agreement, the Trustee shall request the Company to deliver to the registered holders of the Voting Trust Certificates stock certificates representing the number of shares represented by the Voting Trust Certificates upon the surrender thereof properly endorsed, such delivery to be made in each case at the Company's principal place of business. Following any such request by the Trustee to the Company, the Trustee shall have no further duties or obligations hereunder and the Trustee shall not be required to take any further action hereunder.

         7.       DIVIDENDS.

                  Prior to the termination of this Agreement, the holders of the Voting Trust Certificates shall be entitled to receive payment equal to the cash dividends, if any, received by the Trustee upon the Shares subject to Voting Trust Certificates. If any dividend in respect of such Shares is paid by the Company, in whole or in part, in stock of the Company having general voting powers, the Trustee shall likewise hold, subject to the terms of this Agreement, the certificates representing stock which are received by Trustee on account of such dividend, and the holder of the Voting Trust Certificate on which such stock dividend has been paid shall be entitled to receive a Voting Trust Certificate issued under this Agreement for the number of shares and class of stock received as such divided with respect to the Shares represented by the Voting Trust Certificate. Holders entitled to receive the dividends described above shall be those registered as such on the transfer books of the Trustee at the close of business on the day fixed by the Corporation for the taking of a record to determine those holders of its stock entitled to receive such dividends or, if the Trustee has fixed a date, as hereinafter provided, for the purpose of determining the holders of the Voting Trust Certificates entitled to receive such payment or distribution then registered as such at the close of business on the date so fixed by the Trustee.

                  If any dividend in respect of Shares is paid in property other than in cash or in capital stock having general voting powers, then the Trustee shall, after receipt thereof by the Trustee, distribute the same to the holders of the Voting Trust Certificates registered as such at the close of business on the day fixed by the Trustee for taking a record to determine the holders of the Voting Trust Certificates entitled to receive such distribution. Such distribution shall be made to such holders of the Voting Trust Certificates in accordance with the number of Shares represented by the Voting Trust Certificates.

                  The transfer books of the Trustee may be closed temporarily by the Trustee for a period not exceeding ten (10) days preceding the date fixed for the payment or distribution of dividends of the distribution of assets or rights, or at any other time in the sole and absolute discretion of the Trustee. In lieu of providing for the closing of the books against the transfer of the Voting Trust Certificates, the Trustee may fix a date not exceeding ten (10) days preceding any date fixed by the Company for the payment or distribution of dividends, or for the distribution of assets or rights, as a record date for the determination of the holders of the Voting Trust Certificates entitled to receive such payment or distribution, and the holders of the Voting Trust Certificates of record at the close of business on such date shall exclusively be entitled to participate in such payments or distributions.

                  In lieu of receiving cash dividends upon the Shares and paying the same to the holders of the Voting Trust Certificates pursuant to the provisions of this Agreement, the Trustee may instruct the Company in writing to pay such cash dividends directly to the holders of the Voting Trust Certificates. Upon such instructions being given by the Trustee to the Company, and until revoked by the Trustee, all responsibility of the Trustee with respect to such dividends shall cease. The Trustee may at any time revoke such instructions and by written notice to the Company direct it to make dividend payments to the Trustee.

         8. SUBSCRIPTION RIGHTS.
In the event any stock or other securities of the Company are offered for subscription to the holder of the Shares, the Trustee, upon receipt of notice of such offer, shall mail a copy thereof to the holders of the Voting Trust Certificates.

         9. DISSOLUTION OF THE COMPANY.

                  In the event of the dissolution or total or partial liquidation of the Company whether voluntary or involuntary, the Trustee shall receive the moneys, securities, rights or property to which the holders of the Voting Trust Certificates are entitled and shall distribute the same to the registered holders of the Voting Trust Certificates in accordance with the interest, as shown on the books of the Trustee, or the Trustee may, in his sole and absolute discretion, deposit such moneys, securities, rights or property with any bank or trust company doing business in New York, New York or Los Angeles, California, with authority and instructions to distribute the same as above, and upon such deposit, all further obligations or liabilities of the Trustee in respect of such moneys, securities, rights or property so deposited shall cease.

         10. REORGANIZATION OF THE COMPANY.

                  In the event the Company is merged into or consolidated with another corporation, and all or substantially all of the assets of the Company are transferred to another corporation, then in connection with such transfer, the term "Company" for all purposes of this Agreement shall be taken to include such successor corporation, and the Trustee shall receive and hold under this Agreement any stock of such successor corporation received on account of the ownership, as Trustee hereunder, of the Shares held hereunder prior to such merger, consolidation or transfer. The Voting Trust Certificates issued and outstanding under this Agreement at the time of such merger, consolidation or transfer may remain outstanding, or the Trustee may, in his sole and absolute discretion, substitute for such Voting Trust Certificates new Voting Trust Certificates in appropriate form, and the term "Shares" as used herein shall be taken to include any shares of Voting stock which may be received by the Trustee in lieu of all or any part of the Shares.

         11.      RIGHTS AND POWERS OF TRUSTEE.

                  Until (i) the surrender of the Voting Trust Certificates for cancellation, and (ii) the actual delivery to the holders of the Voting Trust Certificate or certificates representing Shares in exchange therefor, the Trustee shall possess and be entitled, subject to the provisions hereof, in the Trustee's sole and absolute discretion, to exercise, in person or by his nominees or proxies, all the rights and powers of an absolute owner of the Shares deposited hereunder, including, without limitation, the right to receive dividends on Shares and the right to vote, consent in writing or otherwise act with respect to any corporate or shareholder's resolution or action to the fullest extent permitted by applicable law.

                  The Trustee is further authorized to become a party to or prosecute or defend or intervene in any actions or legal proceedings with respect to the Shares, and the Shareholders and the holders from time to time of the Voting Trust Certificates agree to indemnify the Trustee and to hold the Trustee harmless from any such suit or legal proceeding.

         12.      LIABILITY OF TRUSTEE.

                  In acting hereunder with respect to the Shares, the Trustee shall have responsibility in respect of any action taken by the Trustee, or any of the Trustee's agents or any omission to act by any of them, and the Trustee shall incur no responsibility be reason of any error of law or of any things done or suffered or omitted by the Trustee hereunder or in any matter related hereto, except for those acts which are determined by a court of competent jurisdiction in a final judgment from which no appeal may be taken, to have been a direct result of the willful misconduct. The Trustee shall not be required to give a bond or other security in connection with the Trustee's duties hereunder. If the Trustee determines to obtain such a bond, the cost thereof shall be paid by the Company.

         13.      SUCCESSOR TRUSTEE.

                  The Trustee (and any successor Trustee) may at any time resign as Trustee hereunder by mailing to the registered holders of the Voting Trust Certificates a written resignation, to take effect twenty (20) days thereafter or upon the new Trustee agreeing to act as Trustee hereunder. Upon the death or resignation of Richard W. Clark, and upon the death or resignation of any successor Trustee acting hereunder, a successor Trustee shall be designated by the Company. The rights, power and privileges of the Trustee shall be possessed by the successor Trustees, with the same effect as though such successors had originally been parties to this Agreement.

         14.      TERM.

                  This Agreement shall remain in effect for as long as the Voting and Shareholders Agreement is in effect in accordance with its terms. The terms "Shareholder" and "Shareholders" as defined herein shall be deemed to include any and all such transferees, unless the context indicates otherwise.

         15.      COMPENSATION AND REIMBURSEMENT OF TRUSTEE.

                  The Trustee shall serve without compensation. The Trustee shall have the right to incur and pay such reasonable expenses and charges and to employ and pay such agents, attorneys and counsel as he may deem necessary and proper for carrying this Agreement into effect. Any such expenses or charges incurred by the Trustee shall be promptly reimbursed by the Company. The Company shall, after making payment to the Trustee, be entitled to bill the holders of the Voting Trust Certificates for the amount paid to the Trustee.

         16.      SHAREHOLDER'S REPRESENTATIONS AND WARRANTIES.

                  Each Shareholder represents and warrants to the Trustee that the Shareholder owns that number of Shares set forth opposite his or her name on Exhibit A hereto, free and clear of all liens, claims and encumbrances of any kind whatsoever other than restrictions on transfer arising under federal and state securities laws and the Voting and Shareholders Agreement.

         17.      NOTICES.

                  Any notice, request or other communication required to be given pursuant to the provisions hereof shall be in writing and shall be deemed to be given when actually received by the addressee, when delivered in person, or five (5) days after being deposited with the United States Postal Service, post prepaid, registered or certified, return receipt requested, and addressed as
                                      G-13
follows: (a) if to the Trustee, to: Richard W. Clark, c/o Martin Eric Weisberg, Esq., Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036, and (b) if to the Shareholder, to the Shareholder at the address set forth below the Shareholder's name on Exhibit A hereto, or such other address as may be furnished in writing by the Shareholder provided that notice of address shall only effective upon receipt.

         18.      MISCELLANEOUS.

                  (a) COSTS AND FEES. If any party or parties breaches any provision of this Agreement, the breaching party or parties agrees to pay the non-breaching party or parties all reasonable attorneys' fees and expenses, expert witness fees, investigation costs, costs of tests and analysis, travel and accommodation expenses, deposition and trial transcript costs, court costs and other costs and expenses incurred by the non-breaching party in enforcing this Agreement and/or preparing for legal or other proceedings, at the trial or appellate level, whether or not such proceedings are instituted. If any legal or other proceedings are instituted, the party prevailing in any such proceeding shall be paid all of the aforementioned costs, expenses and fees, by the other party, and if any judgment is secured by such prevailing party, all such costs, expenses and fees shall be included in such judgment. References in this paragraph to "legal proceedings" refer to the arbitration proceedings contemplated hereby and proceedings to enforce the decision of the arbitrator or arbitrators.

                  (b) WAIVER. No delay by a party in exercising any right or remedy shall constitute a waiver of a party's rights under this Agreement, and no waiver by any party of the breach of any covenant of this Agreement by the other shall be construed as a waiver of any proceeding or succeeding breach of the same or any other covenant or condition of this Agreement.

                  (c) BROKER. Each party represents to the other that such party has not dealt with any other person acting as a broker in connection with this transaction other than Edwin Lonergan. The Broker's commission shall be paid pursuant to a separate agreement, a true correct and complete copy of which is attached to the Merger and Plan of Reorganization as Exhibit H.

                  (d) TERMINATION. This Agreement may, by notice given prior to or at the Closing, be terminated:

                           i. by either IFOA or the Sellers if a material breach
of any provision of this Agreement is committed by the Sellers and/or the Acquiree Corporations, in the case of IFOA, and IFOA, in the case of the Sellers, and such breach is not to be waived;

                           ii. (i) by IFOA if any of the conditions in Sections
6.1 and 6.3 of Article VI of the Merger Agreement and Plan of Reorganization have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of IFOA or the Buyer, to comply with any of their respective obligations under this Agreement) and IFOA has not waived such condition on or before the Closing Date; or (ii) by Sellers, if any of the conditions in Sections 6.2 and 6.3 of Article VI of the Merger Agreement and Plan of Reorganization have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Sellers to comply with any of their respective obligations under this Agreement) and IFOA has not waived such condition on or before the Closing Date; iii. by mutual consent of IFOA and Sellers; or

                           iv. by either IFOA or Sellers if the Closing has not
occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before June 15, 1999, or such later date as the parties may mutually agree upon in writing.

                  (e) NOTICES. No notice, consent, approval or communication provided for herein or given in connection herewith shall be validly given, made, delivered or served unless it is in writing and delivered personally, sent by overnight courier, or sent by registered or certified United States mail, postage prepaid, with return receipt requested, to the addresses for each party set forth below. Any party hereto may from time to time change its address by notice to the other parties given in the manner provided herein. Notices, consents, approvals and communications by mail in the United States mail in the manner provided above or upon delivery to the respective addresses set forth above if delivered personally or sent by overnight courier. Addresses of the parties are the following:

To IFOA:

                  InfoAmerica, Inc.
                  2600 Canton Court
                  Suite G
                  Fort Collins, CO  80525

To the Sellers:

                  Mr. Richard W. Clark
                  3003 West Olive Avenue
                  Burbank, CA  91505-4590

                  Mr. Richard Lubic
                  c/o Country Cable
                  Box 4400-123
                  S.R. 3
                  Tehachapi, CA  93561

With a copy to:

                  Parker Chapin Flattau & Klimpl, LLP
                  1211 Avenue of the Americas
                  New York, NY  10036-8735
                  Attention:  Martin Eric Weisberg, Esq.

To the Buyer:

                  Mr. Paul Knight
                  InfoAmerica, Inc.
                  2600 Canton Court
                  Suite G
                  Fort Collins, CO  80525


With a copy to:

                  Alan W. Peryam, Esq.
                  1120 Lincoln Street, Suite 1000
                  Denver, CO  80203

To the Buyer:

                  Mr. Larry Salmen

                  InfoAmerica, Inc.
                  2600 Canton Court
                  Suite G
                  Fort Collins, CO  80525

With a copy to:

                  Alan W. Peryam, Esq.
                  1120 Lincoln Street, Suite 1000
                  Denver, CO  80203

                  (f) INTERPRETATION AND TIME. The captions of the sections of this Agreement are for convenience only and shall not govern or influence in the construction or interpretation hereof. This Agreement is the result of negotiations among the parties and, accordingly, shall not be construed for or against any party regardless of which party drafted this Agreement or any portion thereof. Time is of the essence under this Agreement.

                  (g) SUCCESSORS AND ASSIGNS. All of the provisions hereof shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. This Agreement may not be assigned by any party hereto, without the prior written consent of the other parties hereto.

                  (h) NO PARTNERSHIP. This Agreement is not intended to, and nothing contained in this Agreement shall, create any partnership, joint venture or other similar arrangement among the parties. This Agreement is between independent contracting parties who have been advised by legal counsel of their own choosing about entering into this Agreement.

                  (i) FURTHER ASSURANCES. Each of the parties shall execute and deliver all such other documents and perform such other acts, in addition to execution and delivery of this Agreement, as are from time to time necessary in order to carry out the purposes, matters and transactions that are contemplated in this Agreement.

                  (j) INCORPORATION OF EXHIBITS. All Exhibits and Schedules attached to this Agreement are hereby incorporated herein by reference and form an integral part of this Agreement.

                  (k) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to the conflict of law provisions or principles of that State.

                  (l) DATE OF PERFORMANCE. If the date of performance of any obligations or the last day of any time period provided for herein should fall on a Saturday, Sunday or legal holiday, then said obligation shall be due and owing and said time period shall expire on the first day thereafter which is not a Saturday, Sunday or legal holiday. Except as may otherwise be set forth herein, any performance provided for herein shall be timely made if completed no later than 5:00 P.M., Pacific time, on the day of performance.

                  (m) COUNTERPARTS. This Agreement may be executed in any number of counterparts. This Agreement may be signed by original signatures or by facsimile signatures. Any set of counterparts of this Agreement, whether facsimile or originals or both, showing signatures by all parties, taken together, shall constitute a single copy of this Agreement.

                  (n) RESOLUTION OF DISPUTES. In the event of any disputes among the parties as to their rights and obligations under this Agreement, including, but not limited to, any question as to whether or not a party has performed its obligations fully or remedied an alleged breach and any and all other disputes arising under this Agreement shall be resolved as follows:

                           i. The parties shall submit their dispute to at least
four (4) hours of mediation in accordance with the mediation procedures of American Arbitration Association ("AAA"). Any mediation session shall be held in the City and State of New York.

                           ii. In the event the dispute does not then settle
within fifteen (15) calendar days after the first mediation session, the parties agree to submit the dispute to binding arbitration which shall be held in the City and State of New York in accordance with the rules and procedures of the AAA (except as modified in this Agreement). The submission to arbitration hearing shall be no later than forty-five (45) calendar days after the first mediation session. The parties agree that arbitration shall be the exclusive means of resolving any such dispute.

                           iii. The arbitrator or arbitrators conducting the
arbitration hearing shall render the arbitration decision in writing, which writing shall explain the reasoning and basis for the decision. The decision of the arbitrator or arbitrators shall be conclusive and binding on the parties and not subject to any judicial review or appeal. The decision of the arbitrator or arbitrators may be enforced in any court of competent jurisdiction.

                           iv. The parties agree to share equally the costs of
mediation. However, if the dispute is settled through arbitration, the prevailing party shall be entitled to recover all costs and expenses incurred by the prevailing party, including, without limitation, reasonable attorneys' fees and expenses, to enforce its rights hereunder, in addition to any damages recovered, as provided in "Costs and Fees" above.

                  (o) RECITALS. The recitals set forth above are a part of this Agreement.

                  (p) JURISDICTION AND VENUE. Exclusive venue and jurisdiction over any legal proceeding to enforce a judgment of the arbitrator or arbitrators hereunder shall be in the federal and state courts located in New York County, New York.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the date first above written.

                                        ----------------------------------------
                                         RICHARD W. CLARK, AS VOTING TRUSTEE


                                         AGREED TO BY

                                         INFOAMERICA, INC.


                                         By:____________________________________
                                               Name:
                                               Title:

                                      ----------------------------------------
                                      Michael Risman

                                      ----------------------------------------
                                      Milton Miller

                                      ----------------------------------------
                                      Mathew Lasky

                                      ----------------------------------------
                                      Ed Lonergan

                                      ----------------------------------------
                                      Sal Lanza

                                      ----------------------------------------
                                      Peter Landau, Esq.

                                      ----------------------------------------
                                      Byron Lasky

                                      L. F. Holdings

                                      By:______________________________________
                                         Name:
                                         Title:

                                      ----------------------------------------
                                      Ronald Formella

                                      ----------------------------------------
                                      Stewart Sytner

                                      IMED Management Corporation

                                      By:______________________________________
                                          Name:
                                          Title:

                                                                      Exhibit A


    NAME                                            SHARES
    ----                                            ------

Michael Risman                                      600,000


Milton Miller                                       600,000


Mathew Lasky                                        400,000


Ed Lonergan                                         500,000


Sal Lanza                                           250,000


Peter Landau, Esq.                                  600,000


Byron Lasky                                         300,000


L. F. Holdings                                    1,600,000


Ronald Formella                                     200,000


Stewart Sytner                                      900,000


IMED Management Corporation                         874,485

                                                                      Exhibit B



        NAME                               SHARES
        ----                               ------

Michael Risman                              200,000
Milton Miller                               200,000
Mathew Lasky                                133,333
Ed Lonergan                                 500,000
Sal Lanza                                   166,666
Peter Landau, Esq.                          200,000
Byron Lasky                                 100,000
L. F. Holdings                              533,333
Ronald Formella                              66,666
Stewart Sytner                              300,000
IMED Management Corporation                 291,495

                                                                      Exhibit C

                            VOTING TRUST CERTIFICATE

No. [___]                                                        [_____] shares

         Richard W. Clark, as Trustee of the stock of InfoAmerica, Inc., (the "Company") under a Voting Trust Agreement dated as of June 8, 1999 (the "Voting Trust Agreement"), having received certain shares of stock of the Company pursuant to such Agreement, which Agreement the holder hereof by accepting this Certificate ratifies and adopts, hereby certifies that Richard W. Clark, as Trustee will be entitled to receive a certificate for [_____________ (____)] fully paid shares of the common stock of the Company, without par value, on the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments equal to any dividends that may be collected by the undersigned Trustee upon a like number of such shares held by her under the terms of the Voting Trust Agreement.

                  This Voting Trust Certificate is transferable only on the books of the undersigned Trustee by the registered holder in person or by his or her duly authorized attorney, and the holder hereof, by accepting this certificate, manifests his or her consent that the undersigned Trustee may treat the registered holder hereof as the true owner for all purposes, except the delivery of stock certificates, which delivery of stock certificates shall not be made without the surrender hereof.

                  IN WITNESS WHEREOF, Richard W. Clark has executed this Voting Trust Certificate this 8th day of June, 1999.



                                                   -----------------------------
                                                   Richard W. Clark
                                                   Trustee

(form of Assignment):

                  For value received, hereby assigns the within Voting Trust Certificate, and all rights and interests represented thereby, to and appoints attorney to transfer this Voting Trust Certificate on the books of the Trustee mentioned therein, with full power of substitution.

Dated:                                                                    (Seal)

In presence of

                                                                      Schedule 1



         NAME                                       SHARES
         ----                                       ------

Michael Risman                                      600,000
Milton Miller                                       600,000
Mathew Lasky                                        400,000
Ed Lonergan                                         500,000
Sal Lanza                                           250,000
Peter Landau, Esq.                                  600,000
Byron Lasky                                         300,000
L. F. Holdings                                    1,600,000
Ronald Formella                                     200,000
Stewart Sytner                                      900,000
IMED Management Corporation                         874,485

                                                                       EXHIBIT H


Broker's Commission Agreement - None

                   ACQUIREE CORPORATIONS' DISCLOSURE SCHEDULE
                   ------------------------------------------


[No additional documentation required]

                            IFOA DISCLOSURE SCHEDULE
                            ------------------------


[No additional documentation required]

                                 SCHEDULE 4.5(A)
                                 ---------------


IFOA Outstanding Stock

Common Stock               5,214,621 shares

Preferred Stock            none

                                 SCHEDULE 4.5(B)
                                 ---------------


Post-Closing Capitalization Table

Common Stock               [see Schedule E]

Preferred Stock            none

                                 SCHEDULE 4.5(C)
                                 ---------------



Pre-Closing Warrants/Options/Convertible Securities
---------------------------------------------------


Knight                     Option for 2,000,000 shares

Salmen                     Option for 2,000,000 shares

M. Scanlon                 Option for 40,000 shares
(IFOA Director)

                                  SCHEDULE 5.1
                                  ------------


[To be Provided]

                                 SCHEDULE 6.1(F)
                                 ---------------


[To be Provided]

                                  SCHEDULE 7.1
                                  ------------



Assets and Liabilities Retained by IFOA

None

                                  SCHEDULE 7.7
                                  ------------


[To be Provided]